                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-7662
                           U.S. GLOBAL ACCOLADE FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: OCTOBER 31

                    Date of reporting period: APRIL 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL ACCOLADE FUNDS

 SEMI-ANNUAL REPORT

APRIL 30, 2007

(UNAUDITED)

 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                    1

MANAGEMENT TEAM'S AND FUND MANAGERS'
  PERSPECTIVES                                                            7

EXPENSE EXAMPLE                                                          30

PORTFOLIOS OF INVESTMENTS                                                32

NOTES TO PORTFOLIOS OF INVESTMENTS                                       49

STATEMENTS OF ASSETS AND LIABILITIES                                     50

STATEMENTS OF OPERATIONS                                                 52

STATEMENTS OF CHANGES IN NET ASSETS                                      54

NOTES TO FINANCIAL STATEMENTS                                            57

FINANCIAL HIGHLIGHTS                                                     66

ADDITIONAL INFORMATION                                                   70

 NASDAQ SYMBOLS

HOLMES GROWTH FUND                                                    ACBGX

MEGATRENDS FUND                                                       MEGAX

EASTERN EUROPEAN FUND                                                 EUROX

GLOBAL EMERGING MARKETS FUND                                          GEMFX

[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 1*210*308*1217
www.usfunds.com

 U.S. GLOBAL ACCOLADE FUNDS

DEAR SHAREHOLDER:

I'm pleased to provide you with this six-month update on
the U.S. Global Accolade Funds. The funds have continued
to turn in solid returns despite periods of high
volatility, particularly in international markets. Thank         [PHOTO]
you for your confidence in our investment processes, which strive to consistently deliver superior performance for our fund shareholders.

Each of the four Accolade funds finished in positive territory for the six months ending April 30, 2007, and three of those funds posted double-digit total returns.

Leading the way was our Eastern European Fund (EUROX), which has grown to be our largest fund and continues to be one of our strongest performers. After ending 2006 on a high note - with a fourth-quarter gain of 21.58 percent - EUROX overcame a slow start to this year to finish the first quarter with a
3.76 percent gain.

The Eastern European Fund celebrated its 10th birthday on March 31, and its long-term performance record is among the best of all U.S. mutual funds. EUROX ranked #1 in total return for all U.S. mutual funds for the five years ending March 31, according to rankings published in the Wall Street Journal, and it was #1 among all internationally focused mutual funds for the corresponding 10-year period.

When Money magazine released its annual mutual fund scorecard in February, EUROX made the top 10 in both the three- and five-year categories.

The fund is subadvised by Charlemagne Capital, an emerging markets specialist with offices in London. Charlemagne uses a bottom-up stock-picking style; in other words, they focus more on individual companies than the economy as a whole. The approach is labor intensive. Charlemagne analysts typically visit every company held in the portfolio twice per year.

In Eastern Europe, Charlemagne is particularly excited about companies that are able to take advantage of that region's rising wealth levels. Real estate companies have fared well in Russia, where the housing stock is in need of massive improvements and the workforce is looking to upgrade its living arrangements. Food consumption habits in Eastern Europe also are changing along with wealth levels, allowing dairy producers and other food companies to move into high value-added products.

 U.S. GLOBAL ACCOLADE FUNDS

----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUALIZED RETURNS AS OF 3/31/07

FUND/TICKER                       ONE-YEAR           THREE-YEAR        FIVE-YEAR          TEN-YEAR         GROSS          CAPPED
                                                                                                           EXPENSE        EXPENSE
                                                                                                            RATIO          RATIO
Eastern European Fund (EUROX)      19.11%              33.11%            40.60%            20.68%            1.99%            NA

Global Emerging Markets Fund       20.19%                  NA                NA               NA             3.20%          2.50%
(GEMFX)

Gross expense ratio as stated in the most recent prospectus. The Adviser has contractually limited total fund operating expenses to not exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28,
2008, and until such later date as the Adviser determines. Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. High double-digit and triple-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
----------------------------------------------------------------------------------------------------------------------------------


Charlemagne also subadvises our newest fund here at U.S. Global Investors: the Global Emerging Markets Fund (GEMFX). Charlemagne applies the same processes that have brought success in Eastern Europe, but GEMFX spans the globe, searching for attractive valuations in Asia, Africa, South America and elsewhere. GEMFX is off to a fine start, posting gains in seven of its first eight quarters.

Emerging markets are increasingly in the news, and this goes beyond China and India. There are good reasons for this attention, as you can see in the following chart on why emerging markets matter. They comprise more than 80 percent of the world's population, and many of these economies are growing at 7 percent to 10 per year. Most of the largest developed economies, by contrast, are expanding at less than 3 percent annually. These emerging nations, led by China, also hold more than 60 percent of the world's foreign exchange reserves.

Many emerging nations are busy investing in their physical infrastructure - highways, seaports, airports, power plants and the like. The United States, Western Europe and Japan all did the same thing decades ago to enable their economic expansion. The infrastructure build-out is a massive jobs generator, and once completed, many of these projects will require numerous workers to operate.

 U.S. GLOBAL ACCOLADE FUNDS
------------------------------------------------------------------------------
EMERGING ECONOMIES AS % OF TOTAL WORLD

                                 [BAR GRAPH]

------------------------------------------------------------------------------

Mid-cap funds have performed well so far this year, and the Holmes Growth Fund (ACBGX) is no exception. It has been one of our top funds in 2007 in terms of total return, with a 9.3 percent calendar year-to-date gain by the end of April.

Investor's Business Daily took note of the strength of mid caps in an article this spring, attributing it in part to attractive valuations after a market correction last year. Interest in mid-caps also stems from the belief that they would be less susceptible to a slowing economy than small caps while still offering growth potential.

While the Holmes Growth Fund invests in companies of all sizes, it is currently concentrating on companies with market capitalizations of less than $10 billion and is considered a mid-cap growth fund. The fund's managers use rigorous quantitative analysis to choose investments. In general, they are looking for companies with high-quality earnings from operations, strong balance sheets, leading positions within a market niche and management ownership in the company.

 U.S. GLOBAL ACCOLADE FUNDS

-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUALIZED RETURNS AS OF 3/31/07

FUND/TICKER                       ONE-YEAR              THREE-YEAR           FIVE-YEAR             TEN-YEAR            GROSS
                                                                                                                      EXPENSE
                                                                                                                       RATIO
Holmes Growth Fund (ACBGX)        -0.41%                 11.15%                6.20%                 9.34%             1.74%

MegaTrends Fund (MEGAX)            3.28%                  7.60%                5.62%                 5.97%             2.61%

Gross expense ratio as stated in the most recent prospectus. Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5.
-------------------------------------------------------------------------------------------------------------------------------

Our MegaTrends Fund (MEGAX), which focuses on large-cap stocks, also posted solid gains during the six-month period. The fund's managers, led by Dr. Stephen Leeb, see potential for modest new highs for stocks in coming months, barring a spike in oil prices. They favor energy and industrial stocks, as well as companies that stand to benefit from rapid economic growth in China and India.

Another factor that could bode well for our domestic equity funds is the Presidential Election Cycle, which is one of the many cycles that we monitor. 2007 is the third year of the current presidential term, and going back more than 50 years, the third year of a president's term has been on average the best year for the stock market. And as you can see in the chart on the next page, the second term of President Bush has followed the historic trend and at a higher level.

We're proud of our funds' success, but we also understand that risk and reward walk hand in hand. We often hear concerns about volatility and questions about how to manage it, and we take every opportunity to share our thoughts.

Generally, the greater the volatility of an asset class, the greater the potential rewards - and the potential losses. Here at U.S. Global, we understand the risks involved with our asset classes, and we are willing to accept a certain amount of risk. But we don't seek it out; to the contrary, we look for ways to avoid risk when possible.

At the same time, when looking at the performance of a given investment, certain percentage changes are nothing more than noise - just the normal ups and downs of that investment. Investors who understand that will have an easier time managing their expectations when it comes to their portfolios.

We often discuss how standard deviation - or "sigma" - is a valuable statistical tool for understanding volatility, and it's worth repeating. Different asset classes have different volatilities, but most funds will post returns within one standard deviation - one sigma - of their mean averages 68 percent of the time. And they'll be within two sigma 95 percent of the time, and within three sigma 99 percent of the time. This knowledge can

 U.S. GLOBAL ACCOLADE FUNDS

keep you from getting overly excited when your investments are up or down within their normal ranges.

------------------------------------------------------------------------------
                        S&P 500 VS. PRESIDENTIAL CYCLE

                                 [Line Graph]
------------------------------------------------------------------------------

There are steps that investors can take to manage risk. Limiting a portfolio's exposure to a particular asset class is one such strategy. And once investors have decided how much exposure they want to those asset classes, they should stick to their plans by rebalancing their portfolios quarterly or annually.

We discussed volatility in more detail in two presentations still available on our website: "Anticipate Before You Participate," parts one and two. They can be found in our research report archives. More recently, we collaborated with Charlemagne on "Managing Risk in Emerging Markets," one of five educational webcasts we have offered this year.

Last month, we began communicating with shareholders through a new channel. On our website, you can find "Frank Talk: Insight for Investors," which offers my current thoughts on market conditions and trends, as well as observations from our investments team and others.

In addition, our weekly "Investor Alert" provides updates on news and trends in key domestic and international markets. You can sign up for the Investor Alert at our web site, www.usfunds.com.

Thank you again for choosing U.S. Global Investors.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

 U.S. GLOBAL ACCOLADE FUNDS

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Diversification does not protect an investor from market risks and does not assure a profit.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

This communication may include certain "forward-looking statements" including but not limited to statements relating to market conditions. These statements involve certain risks and uncertainties. There can be no assurance that such statements will prove accurate and actual results and future events could differ materially from those anticipated in such statements.

The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

 HOLMES GROWTH FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund focuses on issues that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE

 HOLMES GROWTH FUND

                        [Holmes Growth Fund Graph]

                       Holmes           S&P          S&P MidCap
                     Growth Fund     500 Index       400 Index

         Date           Value          Value          Value
        04/30/97    $ 10,000.00    $ 10,000.00     $ 10,000.00
        05/30/97      11,079.87      10,608.38       10,873.89
        06/30/97      11,782.75      11,083.37       11,179.27
        07/31/97      12,888.18      11,964.77       12,285.66
        08/29/97      13,086.26      11,294.98       12,270.70
        09/30/97      13,968.05      11,913.22       12,975.71
        10/31/97      12,575.08      11,515.80       12,411.58
        11/28/97      12,578.95      12,048.45       12,595.48
        12/31/97      12,462.41      12,255.22       13,084.04
        01/30/98      12,547.87      12,390.64       12,834.90
        02/27/98      13,487.99      13,283.79       13,897.87
        03/31/98      14,055.17      13,963.49       14,524.40
        04/30/98      14,195.67      14,103.90       14,789.38
        05/29/98      13,435.75      13,861.81       14,124.47
        06/30/98      14,399.36      14,424.45       14,213.36
        07/31/98      13,991.98      14,271.25       13,662.91
        08/31/98      11,876.73      12,210.04       11,121.66
        09/30/98      12,785.51      12,992.27       12,159.68
        10/30/98      12,675.83      14,048.13       13,245.04
        11/30/98      13,866.63      14,899.21       13,906.04
        12/31/98      15,845.05      15,757.21       15,584.89
        01/29/99      16,979.15      16,415.88       14,978.39
        02/26/99      15,391.41      15,905.77       14,194.40
        03/31/99      16,768.53      16,541.97       14,590.93
        04/30/99      16,671.32      17,182.55       15,741.26
        05/28/99      16,525.51      16,777.38       15,809.64
        06/30/99      18,048.45      17,707.74       16,655.65
        07/30/99      17,789.22      17,155.35       16,302.04
        08/31/99      18,502.09      17,070.42       15,743.39
        09/30/99      18,842.32      16,603.03       15,257.96
        10/29/99      20,389.56      17,653.23       16,034.92
        11/30/99      22,722.57      18,012.07       16,876.46
        12/31/99      28,750.15      19,072.28       17,878.63
        01/31/00      29,198.20      18,114.15       17,375.40
        02/29/00      38,999.39      17,771.62       18,590.70
        03/31/00      37,029.82      19,509.07       20,145.78
        04/28/00      33,174.68      18,922.33       19,442.01
        05/31/00      29,011.51      18,535.08       19,199.20
        06/30/00      30,430.35      18,992.10       19,481.55
        07/31/00      27,723.36      18,695.44       19,789.56
        08/31/00      31,606.49      19,856.04       21,997.83
        09/29/00      29,226.21      18,808.04       21,847.26
        10/31/00      27,079.28      18,728.27       21,105.98
        11/30/00      23,461.75      17,252.82       19,513.93
        12/29/00      23,798.17      17,337.45       21,006.42
        01/31/01      23,125.34      17,952.20       21,473.85
        02/28/01      19,985.48      16,316.34       20,249.08
        03/30/01      18,228.65      15,283.27       18,744.59
        04/30/01      18,403.08      16,469.99       20,811.66
        05/31/01      18,290.95      16,580.48       21,296.20
        06/30/01      17,805.02      16,177.08       21,210.25
        07/31/01      17,244.33      16,017.77       20,894.13
        08/31/01      16,721.02      15,016.03       20,211.08
        09/30/01      15,998.35      13,803.55       17,697.73
        10/31/01      16,098.03      14,066.92       18,480.56
        11/30/01      16,596.42      15,145.68       19,854.98
        12/31/01      17,306.62      15,278.44       20,880.38
        01/31/02      17,368.92      15,055.60       20,771.86
        02/28/02      17,144.65      14,765.19       20,797.18
        03/31/02      17,780.10      15,320.49       22,283.62
        04/30/02      18,403.08      14,391.99       22,179.40
        05/31/02      18,091.59      14,285.96       21,804.56
        06/30/02      16,882.99      13,268.24       20,208.47
        07/31/02      14,789.75      12,234.05       18,250.27
        08/31/02      14,191.68      12,314.37       18,341.52
        09/30/02      14,054.62      10,976.04       16,866.86
        10/31/02      14,440.88      11,942.12       17,597.20
        11/30/02      15,512.42      12,645.02       18,614.32
        12/31/02      13,930.03      11,902.15       17,849.27
        01/31/03      14,204.14      11,590.36       17,328.07
        02/28/03      14,054.62      11,416.46       16,915.66
        03/31/03      13,419.18      11,527.30       17,057.75
        04/30/03      13,593.61      12,476.81       18,294.44
       5/31/2003      14,291.36      13,134.17       19,809.22
       6/30/2003      14,353.66      13,301.72       20,062.78
       7/31/2003      14,764.83      13,536.25       20,775.01
       8/31/2003      15,325.52      13,800.24       21,716.11
       9/30/2003      15,200.92      13,653.69       21,383.86
      10/31/2003      16,882.99      14,426.07       23,000.48
      11/30/2003      17,069.89      14,552.99       23,801.54
      12/31/2003      16,957.75      15,316.23       24,202.83
       1/31/2004      17,443.68      15,597.36       24,727.06
       2/29/2004      17,468.60      15,814.14       25,320.93
       3/31/2004      17,493.52      15,575.57       25,428.12
       4/30/2004      17,094.81      15,331.07       24,594.05
       5/31/2004      17,381.38      15,541.45       25,103.57
       6/30/2004      17,904.69      15,843.66       25,674.42
       7/31/2004      16,970.21      15,319.28       24,476.84
       8/31/2004      16,646.26      15,381.25       24,412.24
       9/30/2004      17,568.28      15,547.84       25,135.14
      10/31/2004      17,917.15      15,785.72       25,537.30
      11/30/2004      19,237.89      16,423.47       27,056.77
      12/31/2004      19,761.20      16,981.86       28,190.45
       1/31/2005      19,212.97      16,567.51       27,471.59
       2/28/2005      19,835.96      16,915.42       28,391.89
       3/31/2005      19,287.73      16,616.02       28,079.58
       4/30/2005      18,340.79      16,300.32       26,987.28
       5/31/2005      19,225.43      16,818.67       28,611.59
       6/30/2005      19,885.80      16,842.21       29,274.78
       7/31/2005      21,019.64      17,468.74       30,812.03
       8/31/2005      21,268.83      17,309.78       30,468.38
       9/30/2005      21,817.06      17,449.99       30,702.47
      10/31/2005      20,633.38      17,158.57       30,042.40
      11/30/2005      21,418.35      17,807.17       31,511.47
      12/31/2005      21,680.01      17,812.51       31,728.90
       1/31/2006      23,623.73      18,284.54       33,597.73
       2/28/2006      23,162.72      18,333.91       33,315.51
       3/31/2006      24,122.12      18,561.25       34,148.40
       4/30/2006      24,583.13      18,809.97       34,628.60
       5/31/2006      23,274.86      18,268.24       33,067.78
       6/30/2006      23,112.88      18,293.82       33,074.03
       7/31/2006      22,278.07      18,407.24       32,131.06
       8/31/2006      22,290.53      18,845.33       32,497.45
       9/30/2006      22,128.56      19,331.54       32,715.99
      10/31/2006      22,851.22      19,961.75       34,075.57
      11/30/2006      23,474.21      20,341.02       35,171.99
      12/31/2006      23,050.58      20,625.80       35,001.23
       1/31/2007      23,860.47      20,937.25       36,272.96
       2/28/2007      23,561.43      20,526.88       36,538.70
       3/31/2007      24,022.44      20,756.78       37,030.36
       4/30/2007      25,206.12      21,676.30       38,156.90

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2007

                               Six Months   One Year   Five Year   Ten Year
 Holmes Growth Fund              10.31%       2.53%      6.49%       9.68%
 --------------------------------------------------------------------------
 S&P 500 Index                    8.60%      15.24%      8.54%       8.04%
 --------------------------------------------------------------------------
 S&P MidCap 400 Index            11.98%      10.19%     11.45%      14.32%
 --------------------------------------------------------------------------
 Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small-
 and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.
 The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 The S&P 500 Index is a widely recognized capitalization-weighted index of
 500 common stock prices in U.S. companies. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 HOLMES GROWTH FUND

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The Federal Reserve remains in a holding pattern since June 2006. The fed funds rate remains at 5.25 percent. Economic reports have not provided an all-clear signal in regard to inflation nor have they been weak enough to show the U.S. is on the brink of a recession.

Economic growth around the world remains strong despite a slowdown in the U.S. This may signal a decoupling between the domestic economy and foreign economies, particularly in Asia.

Oil prices averaged $60 a barrel over the last six months but finished above $65, which could be a headwind for the economy. High energy prices remain a national concern as summer driving season approaches.

The 10-year U.S. Treasury note yield rose to 4.85 percent from 4.60 percent at the start of the time period.

Sector performance was mixed as cyclical stocks generally outperformed, as did staples and industrial stocks. The stock market has climbed steadily since October 31, the brief exception coming at the end of February when the Chinese markets experienced a sell-off that led to a week's worth of stock market weakness before moving upward once again.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 10.31 percent for the six-month period, compared to a total return of 11.98 percent for the S&P MidCap 400 Index and 8.60 percent for the S&P 500 Index.

An above-index weighting in materials should have helped relative performance, but the fund lacked exposure to the steel industry and commodity chemicals, which were the best-performing groups in the sector. Materials and energy outperformed, as expected given their relatively strong cash flow and earnings. For example, in the first quarter of 2007, four times more S&P MidCap 400 energy companies beat estimates than missed estimates. This was double the index average.

The underperformance of the fund can also be attributed to the fund having a large-cap bias during a time period when large-cap stocks underperformed mid-cap stocks.

 HOLMES GROWTH FUND

STRENGTHS

  o In the mid-cap universe, materials, staples and energy were the best-performing sectors of the market.

  o Tobacco, construction materials and steel were among the top-performing industry groups.

  o Fund holdings that exhibited strong price performance were Precision Castparts Corp.,(1) Big Lots, Inc.(2) and General Cable.(3)

WEAKNESSES

  o Financials, healthcare and consumer discretion were the worst-performing sectors.

  o Airlines, footwear and automobile manufacturers were among the worst-performing industry groups.

  o The fund was underweight the outperforming staples sector and overweight the underperforming healthcare sector.

Given a reacceleration in world economies toward the end of 2006, stock markets around the world rose to new highs. From a top-down perspective, it appeared that a slowdown in the U.S. had not affected growth in other parts of the world. Given that there was a synchronized boom in growth over the last 12 months, we believed a slowdown in the U.S. would affect other markets. Therefore, we generally underweighted the industrial and consumer discretion sectors over the last six months, which negatively impacted relative performance. Despite the Fed being on hold regarding interest rates, it was not clear that any interest rate cuts were imminent. For that reason we remained underweight the financial sector, although given the strength in global stock markets, we did maintain exposure to brokerage and asset management companies.

At April 30, 2007, the average revenue growth in the last quarter for the stocks in the fund was 27 percent, compared to 8 percent for the stocks in the S&P MidCap 400 Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 58 percent year-over-year in the latest quarter, as compared to 33 percent for the S&P MidCap 400 Index. The fund's holdings also exhibit stronger return on equity, which demonstrates the quality companies in which we invest. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is lower than that of the S&P MidCap 400 Index.

 HOLMES GROWTH FUND

The fund employed a new model that emphasized return on equity in addition to consistent earnings and revenue growth. This should result in a lower level of turnover compared to past years.

CURRENT OUTLOOK

OPPORTUNITIES

  o The Fed may cut interest rates in 2007, which could be a catalyst for the whole market.

  o The long-term supply/demand fundamentals for the energy and commodities sectors remain positive.

  o A global infrastructure build out is under way in the U.S. and emerging markets, which should benefit construction and engineering firms.

THREATS

  o The economic expansion appears to be at an advanced stage. The economy has already passed peak profitability in this cycle and is a threat to stock market valuations.

  o The market is pricing in a soft landing for the economy, which may be too optimistic.

  o Large pharmaceuticals and drug distributors will likely face increased pricing pressure from a Democratic-led Congress.

(1) This security comprised 2.55% of the fund's total net assets as of April 30, 2007.

(2) This security comprised 2.11% of the fund's total net assets as of April 30, 2007.

(3) This security comprised 1.88% of the fund's total net assets as of April 30, 2007.

 HOLMES GROWTH FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2007

   PRECISION CASTPARTS CORP.                                       2.57%
     MANUFACTURING
   ---------------------------------------------------------------------
   CI FINANCIAL INCOME FUND                                        2.33%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   INTERNATIONAL SECURITIES EXCHANGE HOLDINGS, INC.                2.20%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   BIG LOTS, INC.                                                  2.12%
     RETAIL
   ---------------------------------------------------------------------
   HOLLY CORP.                                                     1.99%
     OIL & GAS REFINING & MARKETING
   ---------------------------------------------------------------------
   GMP CAPITAL TRUST                                               1.90%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   NII HOLDINGS, INC.                                              1.90%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   GENERAL CABLE CORP.                                             1.89%
     CABLE & WIRE PRODUCTS
   ---------------------------------------------------------------------
   IMMUCOR, INC.                                                   1.88%
     MEDICAL PRODUCTS
   ---------------------------------------------------------------------
   AKAMAI TECHNOLOGIES, INC.                                       1.82%
     COMPUTER SOFTWARE & HARDWARE
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         20.60%

 HOLMES GROWTH FUND

 PORTFOLIO PROFILE                                           April 30, 2007

   Country Distribution*                                % of Investments
   ---------------------------------------------------------------------
     United States                                                79.38%
   ---------------------------------------------------------------------
     Canada                                                       13.86%
   ---------------------------------------------------------------------
     China                                                         2.25%
   ---------------------------------------------------------------------
     Other Foreign                                                 4.51%
   ---------------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                  April 30, 2007

[Holmes Growth Fund Pie Chart]

Technology                         19.0%
Financial Services                 14.0%
Health Care                        13.9%
Energy                             11.9%
Industrials                        11.0%
Consumer Discretion                 9.1%
Materials                           8.4%
Other                               8.4%
Cash Equivalent                     4.3%

 MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Dr. Stephen Leeb

INTRODUCTION

The MegaTrends Fund is a large-cap equity fund managed with a view toward capital appreciation. Its approach seeks to identify economic sectors whose revenues are growing faster than the economy and companies in these sectors with consistent earnings growth. We are also looking for quality stocks in those sectors. Such stocks have growth rates that are greater than other companies in the sector, are dominant in their industries, have superior operating records and are reasonably priced based on PEG ratio. The MegaTrends Fund's benchmark is the S&P 500 Index. The fund does not use derivatives.

PERFORMANCE

 MEGATRENDS FUND

                          [MegaTrends Fund Graph]

                       MegaTrends        S&P 500       Russell 1000
                         Funds            Index       Growth Index(R)

        Date             Value            Value           Value
      04/30/97        $ 10,000.00     $ 10,000.00     $ 10,000.00
      05/30/97          10,682.93       10,608.38       10,721.62
      06/30/97          10,935.77       11,083.37       11,150.85
      07/31/97          11,683.80       11,964.77       12,136.99
      08/29/97          11,301.65       11,294.98       11,426.66
      09/30/97          11,911.45       11,913.22       11,988.86
      10/31/97          11,301.65       11,515.80       11,545.87
      11/28/97          11,342.31       12,048.45       12,036.12
      12/31/97          11,286.20       12,255.22       12,170.85
      01/30/98          11,333.79       12,390.64       12,534.83
      02/27/98          11,961.85       13,283.79       13,477.94
      03/31/98          12,475.73       13,963.49       14,015.10
      04/30/98          12,675.57       14,103.90       14,209.08
      05/29/98          12,161.69       13,861.81       13,805.95
      06/30/98          12,180.73       14,424.45       14,651.36
      07/31/98          11,343.30       14,271.25       14,554.37
      08/31/98           9,668.45       12,210.04       12,370.12
      09/30/98          10,239.42       12,992.27       13,320.29
      10/30/98          10,800.88       14,048.13       14,391.07
      11/30/98          11,200.56       14,899.21       15,485.49
      12/31/98          11,543.33       15,757.21       16,881.81
      01/29/99          11,769.90       16,415.88       17,873.25
      02/26/99          11,339.43       15,905.77       17,056.75
      03/31/99          11,883.18       16,541.97       17,955.07
      04/30/99          12,268.33       17,182.55       17,978.00
      05/28/99          12,053.10       16,777.38       17,425.32
      06/30/99          12,517.55       17,707.74       18,646.00
      07/30/99          12,472.24       17,155.35       18,053.47
      08/31/99          12,528.88       17,070.42       18,348.32
      09/30/99          12,007.79       16,603.03       17,962.83
      10/29/99          12,189.04       17,653.23       19,319.65
      11/30/99          12,438.25       18,012.07       20,361.87
      12/31/99          13,533.01       19,072.28       22,479.81
      01/31/00          12,856.36       18,114.15       21,425.60
      02/29/00          12,969.14       17,771.62       22,473.11
      03/31/00          14,510.40       19,509.07       24,081.41
      04/28/00          14,460.28       18,922.33       22,935.50
      05/31/00          14,761.01       18,535.08       21,780.77
      06/30/00          14,184.60       18,992.10       23,431.38
      07/31/00          14,598.11       18,695.44       22,454.42
      08/31/00          15,738.39       19,856.04       24,487.71
      09/29/00          15,475.25       18,808.04       22,171.20
      10/31/00          15,500.31       18,728.27       21,122.28
      11/30/00          14,695.05       17,252.82       18,008.68
      12/29/00          15,794.40       17,337.45       17,438.72
      01/31/01          16,309.28       17,952.20       18,643.53
      02/28/01          15,710.90       16,316.34       15,603.99
      03/30/01          14,875.96       15,283.27       13,793.96
      04/30/01          16,225.79       16,469.99       15,538.75
      05/31/01          16,323.20       16,580.48       15,309.84
      06/30/01          15,613.49       16,177.08       14,955.39
      07/31/01          14,736.80       16,017.77       14,581.53
      08/31/01          13,373.05       15,016.03       13,389.41
      09/30/01          12,051.06       13,803.55       12,052.34
      10/31/01          12,802.51       14,066.92       12,684.73
      11/30/01          13,192.15       15,145.68       13,903.29
      12/31/01          13,790.53       15,278.44       13,877.19
      01/31/02          12,706.56       15,055.60       13,632.07
      02/28/02          12,254.90       14,765.19       13,066.35
      03/31/02          13,384.04       15,320.49       13,518.15
      04/30/02          12,962.49       14,391.99       12,414.91
      05/31/02          12,781.83       14,285.96       12,114.77
      06/30/02          11,381.70       13,268.24       10,993.90
      07/31/02           9,695.52       12,234.05       10,389.73
      08/31/02          10,237.51       12,314.37       10,420.77
      09/30/02           9,424.53       10,976.04        9,339.75
      10/31/02           9,966.52       11,942.12       10,196.46
      11/30/02          10,071.90       12,645.02       10,750.19
      12/31/02           9,633.16       11,902.15       10,007.76
      01/31/03           9,814.92       11,590.36        9,764.75
      02/28/03           9,814.92       11,416.46        9,719.96
      03/31/03           9,572.57       11,527.30        9,900.89
      04/30/03          10,087.55       12,476.81       10,633.09
     5/31/2003          11,041.78       13,134.17       11,163.68
     6/30/2003          11,253.83       13,301.72       11,317.74
     7/31/2003          11,450.74       13,536.25       11,599.55
     8/31/2003          12,132.33       13,800.24       11,888.38
     9/30/2003          11,799.10       13,653.69       11,761.18
    10/31/2003          12,495.84       14,426.07       12,422.16
    11/30/2003          12,980.53       14,552.99       12,551.95
    12/31/2003          13,891.37       15,316.23       12,986.16
     1/31/2004          13,676.47       15,597.36       13,251.42
     2/29/2004          14,167.66       15,814.14       13,335.73
     3/31/2004          14,121.61       15,575.57       13,088.11
     4/30/2004          13,691.82       15,331.07       12,936.08
     5/31/2004          13,814.62       15,541.45       13,176.69
     6/30/2004          14,075.56       15,843.66       13,341.40
     7/31/2004          13,768.57       15,319.28       12,587.61
     8/31/2004          13,799.27       15,381.25       12,525.93
     9/30/2004          14,136.96       15,547.84       12,644.92
    10/31/2004          14,121.61       15,785.72       12,842.18
    11/30/2004          14,566.75       16,423.47       13,283.96
    12/31/2004          15,011.89       16,981.86       13,804.69
     1/31/2005          14,643.50       16,567.51       13,344.99
     2/28/2005          15,119.33       16,915.42       13,487.78
     3/31/2005          14,628.15       16,616.02       13,242.30
     4/30/2005          14,413.25       16,300.32       12,990.70
     5/31/2005          14,766.29       16,818.67       13,619.45
     6/30/2005          15,103.98       16,842.21       13,569.06
     7/31/2005          15,625.87       17,468.74       14,232.59
     8/31/2005          15,963.56       17,309.78       14,048.99
     9/30/2005          16,224.50       17,449.99       14,113.61
    10/31/2005          15,810.06       17,158.57       13,976.71
    11/30/2005          16,638.94       17,807.17       14,579.10
    12/31/2005          16,795.77       17,812.51       14,533.91
     1/31/2006          17,316.69       18,284.54       14,789.71
     2/28/2006          16,779.99       18,333.91       14,766.04
     3/31/2006          17,032.55       18,561.25       14,984.58
     4/30/2006          17,253.55       18,809.97       14,963.60
     5/31/2006          16,779.99       18,268.24       14,456.34
     6/30/2006          16,779.99       18,293.82       14,399.96
     7/31/2006          16,685.27       18,407.24       14,124.92
     8/31/2006          16,890.48       18,845.33       14,565.61
     9/30/2006          16,874.70       19,331.54       14,966.17
    10/31/2006          17,474.55       19,961.75       15,492.98
    11/30/2006          17,742.90       20,341.02       15,800.59
    12/31/2006          17,641.81       20,625.80       15,853.93
     1/31/2007          17,624.74       20,937.25       16,261.47
     2/28/2007          17,249.39       20,526.88       15,955.82
     3/31/2007          17,590.62       20,756.78       16,042.37
     4/30/2007          18,529.02       21,676.30       16,797.64

 AVERAGE ANNUAL PERFORMANCE                           For the Periods Ended
                                                             April 30, 2007

                               Six Months   One Year   Five Year   Ten Year
 MegaTrends Fund                 6.03%        7.39%      7.40%      6.36%
 --------------------------------------------------------------------------
 S&P 500 Index                   8.60%       15.24%      8.54%      8.04%
 --------------------------------------------------------------------------
 Russell 1000 Growth Index(R)    8.42%       12.25%      6.22%      5.32%

 Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 MEGATRENDS FUND

SIX MONTHS IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The last six months, although volatile, were characterized by the ongoing strength in the overall market. The slowing U.S. economy clearly did not bother investors, and the overall strength in the world economy has been supportive of the equity and commodity prices.

INVESTMENT HIGHLIGHTS

Among the S&P 500 sectors, top performers for the past six months were utilities, materials and energy. In line with our investment philosophy, we were overweighted in all three sectors during the period, and all three contributed positively to the overall fund performance. Several of our positions that contributed most to the fund's performance during the period came from these sectors, including utilities FPL Group, Inc.(1) and Exelon Corp.,(2) and energy companies Hess Corp.,(3) Baker Hughes, Inc.,(4) National Oilwell Varco, Inc.(5) and Schlumberger Ltd.(6) Two very strong consumer franchises, The Coca-Cola Co.(7) and CVS/ Caremark Corp.,(8) as well as technology franchise Corning, Inc.(9) also contributed significantly to the overall performance during the period.

During the past six months, we repositioned our portfolio to better meet the challenges of high inflation and high energy prices, and at the same time the fund remained leveraged to economic growth. The fund increased its portfolio weighting in materials and industrials. We see continuing worldwide growth as a positive factor for most commodities, including materials, so the higher weight assigned to this sector is within our investment philosophy. Moreover, as we expect higher energy prices to be the factor in the world turning toward alternative energies, we saw our positions in Exelon and FPL appreciate. Both companies are important alternative energy players, and the markets began to recognize the growth potential of their unregulated businesses.

The fund took new positions in another important alternative energy area - solar. As the world becomes more conscious of clean energy, we expect these stocks to attract even more investment and public interest.

Our underweighting in healthcare, another top-performing sector, distracted from the overall performance. We sold several positions, including Cerner Corp.,(10) Amylin Pharmaceuticals, Inc.(10) and Amgen, Inc.(10)

Despite the relative strength in the healthcare sector, some of our weakest holdings were Novartis AG(11) and Johnson & Johnson.(12) We continue to believe, however, that their dominant market positions will translate into

 MEGATRENDS FUND

high earnings growth and much better stock price performance in the future, and we continue to hold the positions.

CURRENT OUTLOOK

In an environment of rising rates and high commodity prices, we feel it is prudent to be leveraged both to inflation (via higher weightings in commodities-related stocks) and growth. We remain optimistic regarding the near-term economic strength and the MegaTrends Fund's strategic positioning.

 (1) This security comprised 4.08% of the fund's total net assets as of April 30, 2007.
 (2) This security comprised 2.63% of the fund's total net assets as of April 30, 2007.
 (3) This security comprised 2.44% of the fund's total net assets as of April 30, 2007.
 (4) This security comprised 3.61% of the fund's total net assets as of April 30, 2007.
 (5) This security comprised 2.15% of the fund's total net assets as of April 30, 2007.
 (6) This security comprised 5.14% of the fund's total net assets as of April 30, 2007.
 (7) This security comprised 3.01% of the fund's total net assets as of April 30, 2007.
 (8) This security comprised 2.34% of the fund's total net assets as of April 30, 2007.
 (9) This security comprised 2.40% of the fund's total net assets as of April 30, 2007.
(10) The fund did not hold this security as of April 30, 2007.
(11) This security comprised 3.02% of the fund's total net assets as of April 30, 2007.
(12) This security comprised 2.48% of the fund's total net assets as of April 30, 2007.

 MEGATRENDS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2007

   SCHLUMBERGER LTD.                                               5.13%
     OIL & GAS EXTRACTION & SERVICES
   ----------------------------------------------------------------------
   GENERAL ELECTRIC CO.                                            4.19%
     MANUFACTURING
   ----------------------------------------------------------------------
   FPL GROUP, INC.                                                 4.07%
     UTILITIES
   ----------------------------------------------------------------------
   BERKSHIRE HATHAWAY, INC.                                        4.01%
     HOLDING COMPANY
   ----------------------------------------------------------------------
   WELLS FARGO & CO.                                               3.90%
     FINANCIAL SERVICES
   ----------------------------------------------------------------------
   BAKER HUGHES, INC.                                              3.61%
     OIL & GAS EXTRACTION & SERVICES
   ----------------------------------------------------------------------
   ELI LILLY & CO.                                                 3.51%
     PHARMACEUTICALS
   ----------------------------------------------------------------------
   GOLDMAN SACHS GROUP, INC.                                       3.46%
     FINANCIAL SERVICES
   ----------------------------------------------------------------------
   MICROSOFT CORP.                                                 3.12%
     COMPUTER SOFTWARE & HARDWARE
   ----------------------------------------------------------------------
   NOVARTIS AG                                                     3.01%
     PHARMACEUTICALS
   ----------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         38.01%

 MEGATRENDS FUND

 PORTFOLIO PROFILE                                           April 30, 2007

   Country Distribution*                                % of Investments
   ----------------------------------------------------------------------
     United States                                                84.20%
   ----------------------------------------------------------------------
     Switzerland                                                   5.88%
   ----------------------------------------------------------------------
     People's Republic of China                                    3.02%
   ----------------------------------------------------------------------
     Japan                                                         2.69%
   ----------------------------------------------------------------------
     Bermuda                                                       1.99%
   ----------------------------------------------------------------------
     Australia                                                     1.14%
   ----------------------------------------------------------------------
     United Kingdom                                                1.08%
   ----------------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                                  April 30, 2007

                        [MegaTrends Fund Pie Chart]

Energy                   22.5%
Industrials              21.4%
Financial Services       16.3%
Health Care               9.0%
Consumer Staples          7.8%
Information Technology    7.0%
Utilities                 6.7%
Materials                 6.6%
Consumer Discretionary    2.7%

 EASTERN EUROPEAN FUND

FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher, Andrew Wiles and Julian Mayo

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in or with significant business presence in emerging countries of Eastern Europe, including Turkey.(1) While the fund may invest in companies of any size, it will focus on companies that are large capitalization companies relative to the size of their local markets and generally have local brand-name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

                       [Eastern European Fund Graph]

                    Eastern
                    European        S&P 500
                      Fund           Index

       Date           Value          Value
      04/30/97    $ 10,000.00     $ 10,000.00
      05/30/97      10,077.22       10,608.38
      06/30/97      10,801.16       11,083.37
      07/31/97      11,534.75       11,964.77
      08/29/97      11,341.70       11,294.98
      09/30/97      12,046.33       11,913.22
      10/31/97      10,801.16       11,515.80
      11/28/97       9,835.91       12,048.45
      12/31/97      10,846.53       12,255.22
      01/30/98       9,915.16       12,390.64
      02/27/98      10,778.61       13,283.79
      03/31/98      11,108.47       13,963.49
      04/30/98      11,448.03       14,103.90
      05/29/98       9,614.41       13,861.81
      06/30/98       9,478.58       14,424.45
      07/31/98      10,089.79       14,271.25
      08/31/98       7,188.98       12,210.04
      09/30/98       7,014.34       12,992.27
      10/30/98       7,780.78       14,048.13
      11/30/98       7,790.48       14,899.21
      12/31/98       8,100.94       15,757.21
      01/29/99       8,362.88       16,415.88
      02/26/99       7,615.85       15,905.77
      03/31/99       7,974.82       16,541.97
      04/30/99       8,615.13       17,182.55
     5/28/1999       8,809.16       16,777.38
     6/30/1999       9,342.76       17,707.74
     7/30/1999       9,701.72       17,155.35
     8/31/1999       9,468.88       17,070.42
     9/30/1999       8,168.85       16,603.03
    10/29/1999       8,401.69       17,653.23
    11/30/1999       8,712.15       18,012.07
    12/31/1999      10,506.96       19,072.28
     1/31/2000      10,992.05       18,114.15
     2/29/2000      11,525.65       17,771.62
     3/31/2000      12,757.76       19,509.07
     4/28/2000      11,030.86       18,922.33
     5/31/2000      10,264.42       18,535.08
     6/30/2000       9,585.30       18,992.10
     7/31/2000       9,633.81       18,695.44
     8/31/2000      10,012.18       19,856.04
     9/29/2000       8,944.99       18,808.04
    10/31/2000       8,556.92       18,728.27
    11/30/2000       7,489.73       17,252.82
    12/29/2000       8,256.17       17,337.45
     1/31/2001       8,935.29       17,952.20
     2/28/2001       8,314.38       16,316.34
     3/30/2001       8,149.45       15,283.27
     4/30/2001       8,518.11       16,469.99
     5/31/2001       8,974.09       16,580.48
     6/30/2001       9,236.04       16,177.08
     7/31/2001       8,847.97       16,017.77
     8/31/2001       8,750.95       15,016.03
     9/30/2001       8,081.53       13,803.55
    10/31/2001       8,944.99       14,066.92
    11/30/2001       9,497.99       15,145.68
    12/31/2001       9,856.95       15,278.44
     1/31/2002      10,681.60       15,055.60
     2/28/2002      10,555.47       14,765.19
     3/31/2002      11,506.24       15,320.49
     4/30/2002      12,427.91       14,391.99
     5/31/2002      12,612.24       14,285.96
     6/30/2002      11,845.80       13,268.24
     7/31/2002      11,118.17       12,234.05
     8/31/2002      11,700.28       12,314.37
     9/30/2002      11,554.75       10,976.04
    10/31/2002      12,350.29       11,942.12
    11/30/2002      13,301.06       12,645.02
    12/31/2002      13,271.96       11,902.15
     1/31/2003      12,854.78       11,590.36
     2/28/2003      13,281.66       11,416.46
     3/31/2003      12,786.87       11,527.30
     4/30/2003      14,387.65       12,476.81
      05/31/03      15,775.00       13,134.17
     6/30/2003      15,842.91       13,301.72
     7/31/2003      15,629.47       13,536.25
     8/31/2003      17,191.45       13,800.24
     9/30/2003      18,355.66       13,653.69
    10/31/2003      18,860.15       14,426.07
    11/30/2003      19,481.06       14,552.99
    12/31/2003      21,414.37       15,316.23
     1/31/2004      22,938.85       15,597.36
     2/29/2004      25,097.68       15,814.14
     3/31/2004      26,837.03       15,575.57
     4/30/2004      24,299.63       15,331.07
     5/31/2004      24,023.38       15,541.45
     6/30/2004      24,565.65       15,843.66
     7/31/2004      23,941.53       15,319.28
     8/31/2004      25,128.38       15,381.25
     9/30/2004      27,369.06       15,547.84
    10/31/2004      29,067.48       15,785.72
    11/30/2004      30,520.34       16,423.47
    12/31/2004      32,628.61       16,981.86
     1/31/2005      32,990.44       16,567.51
     2/28/2005      37,023.79       16,915.42
     3/31/2005      33,075.58       16,616.02
     4/30/2005      30,734.32       16,300.32
     5/31/2005      31,809.17       16,818.67
     6/30/2005      33,543.83       16,842.21
     7/31/2005      36,928.01       17,468.74
     8/31/2005      40,120.64       17,309.78
     9/30/2005      44,686.09       17,449.99
    10/31/2005      41,110.35       17,158.57
    11/30/2005      44,462.60       17,807.17
    12/31/2005      45,935.76       17,812.51
     1/31/2006      53,215.71       18,284.54
     2/28/2006      54,669.37       18,333.91
     3/31/2006      53,134.30       18,561.25
     4/30/2006      58,355.86       18,809.97
     5/31/2006      49,145.45       18,268.24
     6/30/2006      47,877.86       18,293.82
     7/31/2006      50,738.67       18,407.24
     8/31/2006      52,145.81       18,845.33
     9/30/2006      50,168.83       19,331.54
    10/31/2006      53,866.95       19,961.75
    11/30/2006      57,506.92       20,341.02
    12/31/2006      60,996.82       20,625.80
     1/31/2007      60,218.93       20,937.25
     2/28/2007      59,092.34       20,526.88
     3/31/2007      63,290.23       20,756.78
     4/30/2007      64,698.47       21,676.30

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2007

                                Six Months   One Year   Five Year   Ten Year
  Eastern European Fund           20.11%      10.87%     39.07%      20.52%
  --------------------------------------------------------------------------
  S&P 500 Index                    8.60%      15.24%      8.54%       8.04%
  --------------------------------------------------------------------------
  Morgan Stanley Capital
    International Emerging
    Markets Europe 10/40 Index
    (Net Total Return)            20.64%      17.40%     36.31%        n/a

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.
  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The index commenced December 1998; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

 EASTERN EUROPEAN FUND

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Emerging stock markets in Eastern Europe in general trended higher during the period, with the exception of a sharp correction in February. This correction originated in bearish comments from the former U.S. Federal Reserve chairman Alan Greenspan, raising the possibility of a U.S. recession, but its main impact was felt in China, where the market fell nearly 9 percent in a single day. All Eastern European markets suffered to some extent. Prior to this event, global markets had been boosted by a continuing wave of liquidity, with investors prepared to take on increasing levels of risk in return for ongoing performance. Indeed, the market setback was probably due mostly to the sentiment that share prices had risen too far too fast. This is evidenced by the willingness of investors to return to the market in subsequent weeks. Emerging stock markets therefore closed the six-month period on a strong note.

Through the selection of a number of Russian companies, the fund has significant exposure to Russia. That stock market fared less well than others in the region as a result of its exposure to energy companies at a time when the rise in energy prices slowed down. In the same sector, the Yukos(2) auctions also tended to depress valuations. However, the fund was focused in other sectors, particularly those with a consumer bias given the strength of consumer demand.

The fund also had a significant exposure to Turkey. The Turkish stock market has been more volatile than other markets, though it too performed well over the six months. This volatility has been exacerbated by its part in the "carry trade," whereby money is borrowed in a currency with a low interest rate to invest in a currency with a high interest rate, such as the Turkish lira. If such trades are unwound, the lira could fall and the Turkish financial markets will suffer. As Turkey continues to push for EU membership, any setbacks could have such an impact on markets, as indeed occurred in November. More encouragingly, the army's involvement in the dispute over selection of a presidential candidate in April had little impact, suggesting that the financial markets may be becoming more stable. This factor aside, the Turkish stock market is both very liquid and attractively valued. It is a market where the fund can benefit from many different stock opportunities.

INVESTMENT HIGHLIGHTS

The fund is focused on a relatively few securities (typically it holds shares in 30 to 40 companies); therefore, the performance of an individual holding can have a significant impact on overall fund performance.

 EASTERN EUROPEAN FUND

Over the six-month period, the continuing strong performance of Sberbank RF(3) made a marked positive contribution to the performance of the fund. Sberbank is Russia's largest retail lending bank, and is ideally placed to benefit from economic growth in the region. The bank encourages both deposits and lending. It raised $9 billion through a rights issue and public offering early in 2007. We are confident that Sberbank can put the additional capital raised to profitable use, while the fundraising effort has also doubled the bank's weighting in the fund's benchmark MSCI index. This is attracting new purchases from index-tracking investors, and although its share price exhibited considerable volatility over this period, the longer-term uptrend ultimately remained in place. Sberbank stock was up 75 percent during the period under review.

Other bank stocks also proved to be profitable investments for the fund. These included OTP Bank Nyrt.,(4) a Hungarian bank that has been a longstanding position in the fund. OTP has ambitions across southeastern Europe, and recent efforts by management to persuade other investors of its merits seem to be bearing fruit. Its share price was up 45 percent in the six months ending April 30, 2007. The Turkish Turkiye Garanti Bankasi a.s.(5) benefits from an attractive valuation in comparison with its regional peers and was also helped by the sale of its insurance arm. Its shares rose by 34 percent over the period.

Another sector where we are finding attractive companies in which to invest is telecommunications. VimpelCom,(6) a Russian mobile operator, saw share-price appreciation of 47 percent during the period. Other companies in the sector that were positive for the performance of the fund over the period included Comstar United Telesystems,(7) another Russian telecom provider, and the Polish company Telekomunikacja Polska S.A.(8)

Oao TMK,(9) Russia's largest manufacturer of steel pipe for the nation's energy sector, came into the fund following an initial public offering last October. Since then it has performed well, recording a 45 percent rise over the period under review.

The fund also had significant positions in the Russian energy giants Oao Gazprom(10) and LUKOIL.(11) The shares in these companies fell by 6 percent and 3 percent, respectively, over the period as energy prices failed to return to previous highs. The auction of the assets of the disgraced oil producer Yukos also disrupted markets.

As a result of individual stock preferences, the fund reduced its exposure to the energy and telecommunications services sectors and increased its exposure to the consumer sectors, where opportunities to add value were more apparent.

 EASTERN EUROPEAN FUND

CURRENT OUTLOOK

The outlook for the region looks bright, with numerous growth opportunities at attractive valuations. Much may depend on a supportive global environment. Increasing global risk appetite, fueled by cheap liquidity, has been a very positive influence.

In recent months, we have seen key performance contributions from real estate and consumer goods as the middle class continues to expand in the region. Our investment process works to identify companies that are able to take advantage of structurally rising wealth levels. During the past year, the fund also has broadened its geographic reach through the acquisition of companies exposed to countries such as Kazakhstan. The possibility of further consolidation in the banking industry as a whole has also been positive for performance. We also expect to see significant privatization and consolidation within the telecom industry in the future, which will place much greater emphasis on efficiency and profitability.

The fund uses a bottom-up strategy of stock picking to identify undervalued companies and exploit inefficiencies. The goal is to build a focused portfolio that provides consistent returns at relatively low volatility while maintaining strong risk controls. While periods of market volatility may impact the overall value of the fund over the short term, they will also reveal opportunities for investment that can enhance the return of the fund over the long term.

 (1) The subadviser considers the following countries to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine and Uzbekistan.
 (2) The fund did not hold this security as of April 30, 2007.
 (3) This security comprised 8.40% of the fund's total net assets as of April 30, 2007.
 (4) This security comprised 8.43% of the fund's total net assets as of April 30, 2007.
 (5) This security comprised 4.72% of the fund's total net assets as of April 30, 2007.
 (6) This security comprised 2.83% of the fund's total net assets as of April 30, 2007.
 (7) This security comprised 1.36% of the fund's total net assets as of April 30, 2007.
 (8) This security comprised 2.94% of the fund's total net assets as of April 30, 2007.
 (9) This security comprised 1.23% of the fund's total net assets as of April 30, 2007.
(10) This security comprised 8.34% of the fund's total net assets as of April 30, 2007.
(11) This security comprised 7.94% of the fund's total net assets as of April 30, 2007.

 EASTERN EUROPEAN FUND

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2007

                       [Eastern European Fund Pie Chart]

Russian Federation       55.7%
Turkey                   13.2%
Hungary                   8.6%
United States             7.0%
Poland                    5.8%
Czech Republic            4.1%
Austria                   2.9%
Other                     2.7%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2007

   OTP BANK NYRT.                                                  8.62%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   SBERBANK RF                                                     8.59%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   OAO GAZPROM                                                     8.53%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   LUKOIL                                                          8.12%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   MOBILE TELESYSTEMS                                              6.32%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                                    4.82%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   JSC MMC NORILSK NICKEL                                          4.73%
     DIVERSIFIED METALS & MINING
   ---------------------------------------------------------------------
   SURGUTNEFTEGAZ                                                  4.47%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------------
   HACI OMER SABANCI HOLDING A.S.                                  4.29%
     MULTI-SECTOR HOLDINGS
   ---------------------------------------------------------------------
   CEZ A.S.                                                        4.04%
     ELECTRIC UTILITIES
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         62.53%

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                 April 30, 2007

   DIVERSIFIED BANKS                                              23.79%
   OIL & GAS - INTEGRATED                                         16.64%
   COMMUNICATIONS                                                 13.61%
   DIVERSIFIED METALS & MINING                                     6.48%
   OIL & GAS EXPLORATION & PRODUCTION                              5.46%

 GLOBAL EMERGING MARKETS FUND

FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher and Julian Mayo

INTRODUCTION

The investment objective of the Global Emerging Markets Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in or with significant business presence in emerging countries.(1) While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand-name recognition in their industry.

PERFORMANCE

 GLOBAL EMERGING MARKETS FUND

                     [Global Emerging Markets Fund Graph]

                        Global
                       Emerging                              MSCI
                     Markets Fund       S&P 500 Index   Emerging Markets

         Date            Value              Value            Value
       2/24/2005     $ 10,000.00        $ 10,000.00      $ 10,000.00
       2/28/2005       10,180.00          10,029.62        10,196.56
       3/31/2005        9,370.00           9,852.10         9,522.68
       4/30/2005        9,020.00           9,664.91         9,267.07
       5/31/2005        9,190.00           9,972.25         9,589.64
       6/30/2005        9,440.00           9,986.21         9,915.44
       7/31/2005       10,230.00          10,357.70        10,608.51
       8/31/2005       10,520.00          10,263.44        10,699.37
       9/30/2005       11,470.00          10,346.58        11,695.59
      10/31/2005       10,650.00          10,173.79        10,931.17
      11/30/2005       11,440.00          10,558.36        11,835.45
      12/31/2005       12,298.06          10,561.53        12,535.00
       1/31/2006       13,908.39          10,841.41        13,935.05
       2/28/2006       13,764.80          10,870.68        13,918.57
       3/31/2006       13,805.82          11,005.47        14,041.18
       4/30/2006       14,759.72          11,152.95        15,041.01
       5/31/2006       13,077.58          10,831.74        13,465.18
       6/30/2006       12,995.53          10,846.91        13,432.26
       7/31/2006       13,251.95          10,914.16        13,624.52
       8/31/2006       13,672.48          11,173.92        13,971.69
       9/30/2006       13,569.91          11,462.20        14,088.02
      10/31/2006       14,287.90          11,835.87        14,756.96
      11/30/2006       15,241.79          12,060.75        15,853.91
      12/31/2006       16,305.69          12,229.60        16,567.75
       1/31/2007       16,206.06          12,414.27        16,389.36
       2/28/2007       16,128.57          12,170.95        16,292.07
       3/31/2007       16,593.50          12,307.26        16,940.87
       4/30/2007       17,301.96          12,852.48        17,725.20

 AVERAGE ANNUAL PERFORMANCE                           For the Periods Ended
                                                             April 30, 2007

                                          Six Months   One Year   Inception
  Global Emerging Markets Fund
    (Inception 2/24/05)                     21.10%      17.22%     28.62%
  -------------------------------------------------------------------------
  S&P 500 Index                              8.60%      15.24%     12.21%
  -------------------------------------------------------------------------
  Morgan Stanley Capital International
    Emerging Markets Free Total Net
    Return Index                            20.11%      17.85%     30.06%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.
  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.
  The Adviser has agreed to limit the fund's total operating expenses to 2.50% through February 28, 2008.

 GLOBAL EMERGING MARKETS FUND

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Emerging stock markets in general trended higher during the period, with the exception of a sharp correction in February. This correction originated in bearish comments from the former U.S. Federal Reserve chairman Alan Greenspan, raising the possibility of a U.S. recession, but its main impact was felt in China, where the market fell nearly 9 percent in a single day. All markets suffered to some extent. Prior to this event, global markets had been boosted by a continuing wave of liquidity, with investors prepared to take on increasing levels of risk in return for ongoing performance. Indeed, the market setback was probably due mostly to the sentiment that share prices had risen too far too fast. This is evidenced by the willingness of investors to return to the market in subsequent weeks. Emerging stock markets therefore closed the six-month period on a strong note.

Through the selection of a number of Russian companies, the fund has significant exposure to Russia. That stock market fared less well than others in the region as a result of its exposure to energy companies at a time when the rise in energy prices slowed down. In the same sector, the Yukos(2) auctions also tended to depress valuations. However, the fund was focused in other sectors, particularly those with a consumer bias given the strength of consumer demand.

The fund also had significant exposure to both India and Brazil. The Brazilian stock market has been particularly strong following the re-election of President Lula in October 2006. Contrary to some expectations, a responsible fiscal and economic policy has been maintained and this has allowed interest rates to fall, leading to further growth in domestic demand. Our weighting in Brazil reflects our preference for companies likely to benefit from a growing consumer sector with a healthy and prosperous middle class. A flourishing capital market, with a growing number of initial public offerings, has allowed the fund to participate as appropriate.

In India, stock market performance has also been encouraging. The economic backdrop here is also supportive. Inflation and interest rates seem to have peaked and fears of overheating are subsiding. The currency is likely to remain strong and the momentum of foreign direct investment should be sustained.

 GLOBAL EMERGING MARKETS FUND

INVESTMENT HIGHLIGHTS

The fund is focused on a relatively few securities (typically the fund holds shares in 40 to 80 companies); therefore, the performance of an individual holding can have a significant impact on the performance of the fund as a whole.

Over the six-month period, the continuing strong performance of Sberbank RF(3) made a marked positive contribution to the performance of the fund. Sberbank is Russia's largest retail lending bank, and is ideally placed to benefit from economic growth in the region. The bank encourages both deposits and lending. It raised $9 billion through a rights issue and public offering early in 2007. We are confident that Sberbank can put the additional capital raised to profitable use, while the fundraising effort has also doubled the bank's weighting in the MSCI index. This is attracting new purchases from index-tracking investors, and although its share price exhibited considerable volatility over this period, the longer-term uptrend ultimately remained in place. Sberbank stock was up 75 percent during the period under review.

Mexican retailer Grupo FAMSA S.A.(4) was the best-performing stock held by the fund over the entire six months under review, rising by 88 percent. We bought into the company following a trip to Mexico and were particularly impressed by its consumer finance operations. The company duly won only the second Mexican banking license made available to a retailer. The in-store bank not only extends the range of services Grupo FAMSA can offer clients, but more importantly it also reduces the company's overall borrowing costs. Group sales and earnings are rising fast.

Another holding to add significant value to the fund was Lupatech S.A.,(5) the Brazilian manufacturer of valves for oil rigs. Its shares rose 74 percent over the period. The company has completed two small acquisitions and is benefiting from continuing demand for its valves from oil and gas exploration companies, its main customers. Recent results have shown improving efficiency and have led to favorable comments from brokers, which further support the share price.

Also in Brazil, the railway operator All America Latina Logistica (ALL)(6) rose 33 percent as the stock market began to appreciate the benefits flowing from its recent purchase of Brazil Ferrovias S.A.(2) and its consequent restructuring. The prospect of further demand for transport infrastructure as the region continues to develop is expected to continue to support its share price.

 GLOBAL EMERGING MARKETS FUND

As a result of individual stock preferences, the fund reduced its exposure to the energy and telecommunications services sectors and increased its exposure to the consumer, financials and health care sectors, where opportunities to add value were more apparent.

CURRENT OUTLOOK

Fundamentals in the emerging markets asset class remain attractive. On the basis of 2007 price-to-earnings growth, emerging markets are valued at little more than half that of developed markets. This is due to somewhat lower multiples but mainly because estimated earnings are so much stronger. We expect this gap to narrow in the coming years.

The fund uses a bottom-up strategy of stock picking to identify undervalued companies and exploit inefficiencies. The goal is to build a focused portfolio that provides consistent returns at relatively low volatility while maintaining strong risk controls. While periods of market volatility may impact the overall value of the fund over the short term, they will also reveal opportunities for investment that can enhance the return of the fund over the long term.

(1) Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.
(2) The fund did not hold this security as of April 30, 2007.
(3) This security comprised 5.97% of the fund's total net assets as of April 30, 2007.
(4) This security comprised 2.05% of the fund's total net assets as of April 30, 2007.
(5) This security comprised 1.65% of the fund's total net assets as of April 30, 2007.
(6) This security comprised 2.29% of the fund's total net assets as of April 30, 2007.

 GLOBAL EMERGING MARKETS FUND

 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                  April 30, 2007

                   [Global Emerging Markets Fund Pie Chart]

Russian Federation         14.1%
India                      10.7%
Brazil                     10.1%
Korea, Republic Of          9.4%
Taiwan                      8.5%
Hong Kong                   7.3%
People's Republic of China  6.0%
United States               5.8%
Mexico                      5.7%
Cayman Islands              4.6%
South Africa                3.2%
Virgin Islands (British)    2.6%
Other                      12.0%

*Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           April 30, 2007

   SBERBANK RF                                                     6.20%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                                   4.68%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   METAGE SPECIAL EMERGING MARKETS FUND LTD.                       4.63%
     CLOSED-END FUNDS
   ---------------------------------------------------------------------
   TANLA SOLUTIONS LTD.                                            3.30%
     APPLICATION SOFTWARE
   ---------------------------------------------------------------------
   COMPANHIA VALE DO RIO DOCE                                      3.11%
     STEEL
   ---------------------------------------------------------------------
   CHINA MOBILE LTD.                                               2.68%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   OAO GAZPROM                                                     2.64%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   OTP BANK NYRT.                                                  2.55%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   ALL AMERICA LATINA LOGISTICA                                    2.38%
     RAILROADS
   ---------------------------------------------------------------------
   SILICONWARE PRECISION INDUSTRIES CO.                            2.21%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         34.38%

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                 April 30, 2007

   DIVERSIFIED BANKS                                              15.99%
   SEMICONDUCTORS                                                  8.83%
   STEEL                                                           5.50%
   CLOSED-END FUNDS                                                4.63%
   COMMUNICATIONS                                                  4.59%

 EXPENSE EXAMPLE (UNAUDITED)                                 April 30, 2007

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and
(2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

o ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term traders fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                             April 30, 2007

  ----------------------------------------------------------------------
  SIX MONTHS ENDED APRIL 30, 2007
                                BEGINNING
                              ACCOUNT VALUE      ENDING       EXPENSES
                              NOVEMBER 01,   ACCOUNT VALUE   PAID DURING
                                  2006       APRIL 30, 2007    PERIOD*
  ----------------------------------------------------------------------
  HOLMES GROWTH FUND
  Based on Actual Fund
    Return                      $1,000.00      $1,103.10       $ 9.10
  Based on Hypothetical 5%
    Yearly Return               $1,000.00      $1,016.14       $ 8.73
  ----------------------------------------------------------------------
  MEGATRENDS FUND
  Based on Actual Fund
    Return                      $1,000.00      $1,060.30       $12.63
  Based on Hypothetical 5%
    Yearly Return               $1,000.00      $1,012.53       $12.34
  ----------------------------------------------------------------------
  EASTERN EUROPEAN FUND
  Based on Actual Fund
    Return                      $1,000.00      $1,201.10       $10.92
  Based on Hypothetical 5%
    Yearly Return               $1,000.00      $1,014.87       $10.00
  ----------------------------------------------------------------------
  GLOBAL EMERGING MARKETS
    FUND
  Based on Actual Fund
    Return                      $1,000.00      $1,211.00       $11.95
  Based on Hypothetical 5%
    Yearly Return               $1,000.00      $1,013.98       $10.89
  ----------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios for the six-month period ended April 30, 2007, were 1.75%, 2.47%, 2.00% and 2.18%, respectively, for the Holmes Growth, MegaTrends, Eastern European and Global Emerging Markets Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS 93.22%                                          SHARES             VALUE

ADVERTISING 1.51%
--------------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR                                 25,000       $   925,000*

AEROSPACE/DEFENSE 1.14%
--------------------------------------------------------------------------------------
Boeing Co.                                                     7,500           697,500

AGRICULTURE 0.93%
--------------------------------------------------------------------------------------
Bunge Ltd.                                                     7,500           568,200

APPAREL 2.53%
--------------------------------------------------------------------------------------
Coach, Inc.                                                   20,000           976,600*
Gymboree Corp.                                                15,000           572,700*
                                                                           -----------
                                                                             1,549,300

BANKS 0.64%
--------------------------------------------------------------------------------------
Credicorp Ltd.                                                 7,500           391,350

BUILDING MATERIALS 0.33%
--------------------------------------------------------------------------------------
Eagle Materials, Inc.                                          4,500           200,745

CABLE & WIRE PRODUCTS 1.88%
--------------------------------------------------------------------------------------
General Cable Corp.                                           20,000         1,148,800*

CHEMICALS 3.36%
--------------------------------------------------------------------------------------
OM Group, Inc.                                                16,000           840,480*
Potash Corporation of Saskatchewan, Inc.                       3,000           538,560
The Mosaic Co.                                                22,875           674,813*
                                                                           -----------
                                                                             2,053,853

COAL 0.78%
--------------------------------------------------------------------------------------
Peabody Energy Corp.                                          10,000           479,800

COMMERCIAL SERVICES 2.43%
--------------------------------------------------------------------------------------
Alliance Data Systems Corp.                                   12,500           795,750*
Quanta Services, Inc.                                         25,000           687,250*
                                                                           -----------
                                                                             1,483,000

COMMUNICATIONS 3.00%
--------------------------------------------------------------------------------------
NII Holdings, Inc.                                            15,000         1,151,250*
Rogers Communications, Inc., Class B                          18,000           686,880
                                                                           -----------
                                                                             1,838,130

See notes to portfolios of investments and notes to financial statements.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007



COMMON STOCKS                                                 SHARES             VALUE

COMPUTER SERVICES 1.10%
--------------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A                  7,500       $   670,500*

COMPUTER SOFTWARE & HARDWARE 5.00%
--------------------------------------------------------------------------------------
Activision, Inc.                                              25,000           500,000*
Akamai Technologies, Inc.                                     25,000         1,102,000*
Apple, Inc.                                                    4,500           449,100*
VeriFone Holdings, Inc.                                       12,500           441,125*
Vocus, Inc.                                                   25,000           562,250*
                                                                           -----------
                                                                             3,054,475

CONSULTING SERVICES 0.24%
--------------------------------------------------------------------------------------
CYBERplex, Inc.                                              270,000           148,378*

DIVERSIFIED OPERATIONS 1.32%
--------------------------------------------------------------------------------------
McDermott International, Inc.                                 15,000           804,900*

E-COMMERCE 2.70%
--------------------------------------------------------------------------------------
Digital River, Inc.                                           10,000           585,300*
eBay, Inc.                                                    15,000           509,100*
Priceline.com, Inc.                                           10,000           556,400*
                                                                           -----------
                                                                             1,650,800

ELECTRONICS & COMPONENTS 2.57%
--------------------------------------------------------------------------------------
Comtech Group, Inc.                                           25,000           441,000*
Garmin Ltd.                                                   10,000           581,900
MEMC Electronic Materials, Inc.                               10,000           548,800*
                                                                           -----------
                                                                             1,571,700

FINANCIAL SERVICES 13.28%
--------------------------------------------------------------------------------------
Charles Schwab Corp.                                          40,000           764,800
CI Financial Income Fund                                      55,000         1,412,162
Dollar Financial Corp.                                        15,000           437,100*
Franklin Resources, Inc.                                       4,000           525,240
GMP Capital Trust                                             56,000         1,154,306
Goldman Sachs Group, Inc.                                      2,500           546,525
International Securities Exchange Holdings, Inc.              20,000         1,333,800
Jovian Capital Corp.                                         685,000           555,405*
Legg Mason, Inc.                                               5,000           495,950
Nasdaq Stock Market, Inc.                                     27,500           895,400*
                                                                           -----------
                                                                             8,120,688

See notes to portfolios of investments and notes to financial statements.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE

FOOD PRODUCTS 2.65%
--------------------------------------------------------------------------------------
CoolBrands International, Inc.                               955,100       $   869,055*
The Hain Celestial Group, Inc.                                25,000           750,750*
                                                                           -----------
                                                                             1,619,805

GOLD MINING 0.05%
--------------------------------------------------------------------------------------
Peak Gold Ltd.                                                47,000            33,451*

HOUSEHOLD PRODUCTS 1.47%
--------------------------------------------------------------------------------------
KCP Income Fund                                              100,000           896,396

INTERNET SYSTEM 1.16%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                          1,500           707,070*

MANUFACTURING 4.94%
--------------------------------------------------------------------------------------
Actuant Corp., Class A                                         7,500           397,500
Joy Global, Inc.                                              10,000           506,300
Precision Castparts Corp.                                     15,000         1,561,650
Terex Corp.                                                    6,000           467,100*
The Westaim Corp.                                            100,000            87,387*
                                                                           -----------
                                                                             3,019,937

MEDICAL - BIOMEDICAL 2.67%
--------------------------------------------------------------------------------------
Celgene Corp.                                                 10,000           611,600*
Digene Corp.                                                  12,500           573,125*
Meridian Bioscience, Inc.                                     15,000           445,950
                                                                           -----------
                                                                             1,630,675

MEDICAL - HMO 1.65%
--------------------------------------------------------------------------------------
WellCare Health Plans, Inc.                                   12,500         1,007,375*

MEDICAL INFORMATION SYSTEMS 1.56%
--------------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc.                         15,000           396,750*
Phase Forward, Inc.                                           35,000           555,800*
                                                                           -----------
                                                                               952,550

MEDICAL PRODUCTS 6.01%
--------------------------------------------------------------------------------------
Alcon, Inc.                                                    3,500           472,255
Cytyc Corp.                                                   15,000           528,450*
Henry Schein, Inc.                                            10,000           521,300*
Immucor, Inc.                                                 35,000         1,142,050*
Stryker Corp.                                                  7,500           487,050

See notes to portfolios of investments and notes to financial statements.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE

MEDICAL PRODUCTS (CONT'D)
--------------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.                                10,000       $   520,600*
                                                                           -----------
                                                                             3,671,705

METAL & MINERAL MINING 2.67%
--------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        100,000           213,514*
Northern Orion Resources, Inc.                               210,500           970,955*
Silver Wheaton Corp.                                          40,000           444,685*
                                                                           -----------
                                                                             1,629,154

NETWORKING PRODUCTS 2.98%
--------------------------------------------------------------------------------------
Cisco Systems, Inc.                                           40,000         1,069,600*
Polycom, Inc.                                                 22,500           749,250*
                                                                           -----------
                                                                             1,818,850

OIL & GAS DRILLING 2.31%
--------------------------------------------------------------------------------------
ENSCO International, Inc.                                     15,000           845,700
Helmerich & Payne, Inc.                                       17,500           565,075
                                                                           -----------
                                                                             1,410,775

OIL & GAS EXTRACTION & SERVICES 2.72%
--------------------------------------------------------------------------------------
Core Laboratories N.V.                                         5,000           454,600*
GulfMark Offshore, Inc.                                       12,000           574,800*
Superior Energy Services, Inc.                                17,500           635,775*
                                                                           -----------
                                                                             1,665,175

OIL & GAS FIELD MACHINERY 2.32%
--------------------------------------------------------------------------------------
Cameron International Corp.                                   10,000           645,700*
Grant Prideco, Inc.                                           15,000           773,100*
                                                                           -----------
                                                                             1,418,800

OIL & GAS REFINING & MARKETING 2.84%
--------------------------------------------------------------------------------------
Frontier Oil Corp.                                            15,000           529,950
Holly Corp.                                                   19,000         1,208,400
                                                                           -----------
                                                                             1,738,350

OIL & GAS ROYALTY TRUST 0.84%
--------------------------------------------------------------------------------------
San Juan Basin Royalty Trust                                  16,000           513,920

PHARMACEUTICALS 0.77%
--------------------------------------------------------------------------------------
Wyeth                                                          8,500           471,750

See notes to portfolios of investments and notes to financial statements.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE
RETAIL 4.97%
--------------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                               30,000       $   884,100
Big Lots, Inc.                                                40,000         1,288,000*
The Men's Wearhouse, Inc.                                     20,000           865,400
                                                                           -----------
                                                                             3,037,500

SEMICONDUCTORS 3.32%
--------------------------------------------------------------------------------------
Hittite Microwave Corp.                                       15,000           677,700*
KLA-Tencor Corp.                                               8,000           444,400
Silicon Motion Technology Corp., ADR                          20,000           485,200*+
SiRF Technology Holdings, Inc.                                17,500           424,550*
                                                                           -----------
                                                                             2,031,850

TRANSPORTATION 0.58%
--------------------------------------------------------------------------------------
DryShips, Inc.                                                10,000           353,800

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         56,986,007
--------------------------------------------------------------------------------------
  (cost $47,799,852)

EXCHANGE-TRADED FUND 1.10%

PHARMACEUTICALS 1.10%
--------------------------------------------------------------------------------------
Pharmaceutical HOLDRs Trust
  (cost $666,370)                                              8,000           672,160

WARRANTS 0.40%

GOLD MINING 0.04%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                           1,525            16,212*
Peak Gold Ltd., Warrants (April 2012)                         23,500             8,468*
                                                                           -----------
                                                                                24,680

METAL & MINERAL MINING 0.36%
--------------------------------------------------------------------------------------
Northern Orion Resources, Inc., Warrants (May 2008)           17,500            51,712*
Silver Wheaton Corp., Warrants (December 2010)                32,500           171,284*
                                                                           -----------
                                                                               222,996

--------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                 247,676
--------------------------------------------------------------------------------------
  (cost $107,038)

See notes to portfolios of investments and notes to financial statements.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

PURCHASED OPTIONS 0.25%                                    CONTRACTS             VALUE

GOLD MINING 0.25%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2008 (premium $23,752)                                          39       $    23,010
Goldcorp, Inc., Strike Price 20, Call, Expiration Jan.
  2009 (premium $75,651)                                          92            70,748
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan.
  2008 (premium $16,043)                                          39            11,778
Goldcorp, Inc., Strike Price 25, Call, Expiration Jan.
  2009 (premium $58,468)                                          92            46,000

--------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        151,536
--------------------------------------------------------------------------------------
  (cost $173,914)

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            58,057,379
--------------------------------------------------------------------------------------
  (cost $48,747,174)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 4.31%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/30/07, 5.12%, due 05/01/07, repurchase price
  $2,636,236, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $2,635,861)     $2,635,861         2,635,861

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.28%                                                    60,693,240
--------------------------------------------------------------------------------------
  (cost $51,383,035)
Other assets and liabilities, net 0.72%                                        439,361
                                                                           -----------

NET ASSETS 100%                                                            $61,132,601
                                                                           -----------

                                                       SHARES SUBJECT
CALL OPTIONS WRITTEN                                       TO CALL               VALUE

--------------------------------------------------------------------------------------
Big Lots, Inc., Strike Price 30, Expiration
  July 2007                                                    8,000       $    30,400
Big Lots, Inc., Strike Price 35, Expiration
  July 2007                                                    8,000             9,200
Silicon Motion Technology Corp., Strike Price
  25, Expiration June 2007                                    10,000            13,000

--------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                 $    52,600
--------------------------------------------------------------------------------------
  (premiums received $72,609) (Note 1 E)

See notes to portfolios of investments and notes to financial statements.

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS 98.87%                                          SHARES             VALUE

AIRCRAFT & DEFENSE 5.73%
--------------------------------------------------------------------------------------
Northrop Grumman Corp.                                         3,900       $   287,196
Raytheon Company                                               5,900           315,886
United Technologies Corp.                                      4,500           302,085
                                                                           -----------
                                                                               905,167

AUTOMOBILE 2.69%
--------------------------------------------------------------------------------------
Toyota Motor Corp., Sponsored ADR                              3,500           424,970

BEVERAGES 3.01%
--------------------------------------------------------------------------------------
The Coca-Cola Co.                                              9,100           474,929

CHEMICALS 2.23%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                 4,600           351,900

COMPUTER SOFTWARE & HARDWARE 3.13%
--------------------------------------------------------------------------------------
Microsoft Corp.                                               16,500           494,010

CONSUMER STAPLES 2.44%
--------------------------------------------------------------------------------------
The Procter & Gamble Co.                                       6,000           385,860

ELECTRONICS & COMPONENTS 5.29%
--------------------------------------------------------------------------------------
Corning, Inc.                                                 16,000           379,520*
Intel Corp.                                                   21,200           455,800
                                                                           -----------
                                                                               835,320

ENERGY 4.21%
--------------------------------------------------------------------------------------
Energy Conversion Devices, Inc.                                7,600           269,116*
First Solar, Inc.                                              3,700           221,963*
Suntech Power Holdings Co., Ltd., ADR                          4,800           174,144*
                                                                           -----------
                                                                               665,223

FINANCIAL SERVICES 12.28%
--------------------------------------------------------------------------------------
American Express Co.                                           5,300           321,551
Goldman Sachs Group, Inc.                                      2,500           546,525
UBS AG                                                         7,000           454,300
Wells Fargo & Co.                                             17,200           617,308
                                                                           -----------
                                                                             1,939,684

HOLDING COMPANY 4.02%
--------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                175           634,900*

See notes to portfolios of investments and notes to financial statements.

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS
                                                              SHARES             VALUE

INTERNET SYSTEM 2.02%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                            675       $   318,182*

MANUFACTURING 6.42%
--------------------------------------------------------------------------------------
General Electric Co.                                          18,000           663,480
ITT Corp.                                                      5,500           350,955
                                                                           -----------
                                                                             1,014,435

MEDICAL PRODUCTS 2.48%
--------------------------------------------------------------------------------------
Johnson & Johnson                                              6,100           391,742

METAL MINING 3.15%
--------------------------------------------------------------------------------------
BHP Billiton Ltd., Sponsored ADR                               3,700           180,708
Newmont Mining Corp.                                           3,500           145,950
Rio Tinto plc, Sponsored ADR                                     700           170,800
                                                                           -----------
                                                                               497,458

NETWORKING PRODUCTS 1.86%
--------------------------------------------------------------------------------------
Cisco Systems, Inc.                                           11,000           294,140*

OIL & GAS - INTEGRATED 2.44%
--------------------------------------------------------------------------------------
Hess Corp.                                                     6,800           385,900

OIL & GAS DRILLING 3.08%
--------------------------------------------------------------------------------------
Nabors Industries Ltd.                                         9,800           314,776*
Transocean, Inc.                                               2,000           172,400*
                                                                           -----------
                                                                               487,176

OIL & GAS EXTRACTION & SERVICES 10.67%
--------------------------------------------------------------------------------------
Baker Hughes, Inc.                                             7,100           570,769
PetroChina Co., Ltd., ADR                                      2,700           302,778
Schlumberger Ltd.                                             11,000           812,130
                                                                           -----------
                                                                             1,685,677

OIL & GAS FIELD MACHINERY 2.15%
--------------------------------------------------------------------------------------
National Oilwell Varco, Inc.                                   4,000           339,400*

PHARMACEUTICALS 6.54%
--------------------------------------------------------------------------------------
Eli Lilly & Co.                                                9,400           555,822
Novartis AG, ADR                                               8,200           476,338
                                                                           -----------
                                                                             1,032,160

See notes to portfolios of investments and notes to financial statements.

MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS
                                                              SHARES             VALUE

RETAIL 2.34%
--------------------------------------------------------------------------------------
CVS/Caremark Corp.                                            10,200       $   369,648

TRANSPORTATION 3.99%
--------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                             3,500           306,390
United Parcel Service, Inc., Class B                           4,600           323,978
                                                                           -----------
                                                                               630,368

UTILITIES 6.70%
--------------------------------------------------------------------------------------
Exelon Corp.                                                   5,500           414,755
FPL Group, Inc.                                               10,000           643,700
                                                                           -----------
                                                                             1,058,455

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         15,616,704
--------------------------------------------------------------------------------------
  (cost $13,022,165)

EXCHANGE-TRADED FUND 1.28%

streetTRACKS Gold Trust
  (cost $165,780)                                              3,000           201,270*

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.15%                                                   15,817,974
--------------------------------------------------------------------------------------
  (cost $13,187,945)
Other assets and liabilities, net (0.15)%                                      (23,116)
                                                                           -----------

NET ASSETS 100%                                                            $15,794,858
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2007

COMMON STOCKS 90.47%                                            SHARES                VALUE

BROADCASTING & CABLE TV 1.04%
-------------------------------------------------------------------------------------------
Central European Media Enterprises Ltd., Class A               165,728       $   14,938,722*

COMMUNICATIONS 13.31%
-------------------------------------------------------------------------------------------
Comstar United Telesystems, GDR                              2,403,454           19,588,150*
Mobile TeleSystems                                           3,769,891           36,756,437
Mobile TeleSystems, Sponsored ADR                              945,902           52,119,200
Telekomunikacja Polska S.A.                                  1,661,247           13,412,847
Telekomunikacja Polska S.A., GDR                             3,590,877           28,906,560
VimpelCom, Sponsored ADR                                       420,512           40,688,741*
                                                                             --------------
                                                                                191,471,935

DISTRIBUTORS 0.46%
-------------------------------------------------------------------------------------------
Dogus Otomotiv Servis ve Ticaret a.s.                        1,395,631            6,597,156

DIVERSIFIED BANKS 23.27%
-------------------------------------------------------------------------------------------
Akbank T.A.S.                                                        1                    5
Erste Bank der oesterreichischen Sparkassen AG                 189,541           15,264,825
OTP Bank Nyrt.                                               1,920,879           98,416,549
OTP Bank Nyrt., GDR                                            223,782           22,870,520
Raiffeisen International Bank Holding AG                        67,314            9,445,277
Sberbank RF                                                     30,739          120,881,118
Turkiye Garanti Bankasi a.s.                                13,822,270           67,870,435
                                                                             --------------
                                                                                334,748,729

DIVERSIFIED METALS & MINING 6.34%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, ADR                                    341,195           66,533,025
KGHM Polska Miedz S.A.                                         637,761           24,596,906
                                                                             --------------
                                                                                 91,129,931

ELECTRIC UTILITIES 4.91%
-------------------------------------------------------------------------------------------
CEZ a.s.                                                     1,165,428           56,914,808
RAO Unified Energy System of Russia                         10,426,877           13,711,343
                                                                             --------------
                                                                                 70,626,151

FINANCIAL SERVICES 0.51%
-------------------------------------------------------------------------------------------
Finans Finansal Kiralama a.s.                                2,568,081            7,302,422

FOOD DISTRIBUTORS 1.99%
-------------------------------------------------------------------------------------------
Central European Distribution Corp.                            963,951           28,677,542*

See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2007


COMMON STOCKS
                                                                SHARES                VALUE

FOOD RETAIL 3.69%
-------------------------------------------------------------------------------------------
Migros Turk T.A.S.                                           1,635,477       $   19,417,169
Oao Magnit, Class S                                            203,241            9,552,327*
Oao Seventh Continent, Class S                                 541,850           15,542,967
X 5 Retail Group N.V., GDR                                     280,629            8,559,185*
                                                                             --------------
                                                                                 53,071,648

GOLD MINING 0.50%
-------------------------------------------------------------------------------------------
KazakhGold Group Ltd., GDR                                     321,253            7,228,193*

INSURANCE 1.64%
-------------------------------------------------------------------------------------------
Aksigorta a.s.                                               4,997,285           23,622,197

MULTI-SECTOR HOLDINGS 4.19%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                              13,600,685           60,303,511

OIL & GAS - INTEGRATED 16.28%
-------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        1,458,806          114,224,510
Oao Gazprom, Sponsored ADR                                   3,011,095          119,992,136
                                                                             --------------
                                                                                234,216,646

OIL & GAS EXPLORATION & PRODUCTION 3.65%
-------------------------------------------------------------------------------------------
NovaTek Oao, Sponsored GDR                                     265,493           13,911,833
Surgutneftegaz                                              18,321,005           24,183,727
Surgutneftegaz, Sponsored ADR                                  220,811           14,330,634
                                                                             --------------
                                                                                 52,426,194

OIL & GAS REFINING & MARKETING 1.02%
-------------------------------------------------------------------------------------------
Polski Koncern Naftowy Orlen S.A.                              888,431           14,631,324

PACKAGED FOODS & MEATS 1.93%
-------------------------------------------------------------------------------------------
Wimm-Bill-Dann Foods                                           356,434           23,168,210
Wimm-Bill-Dann Foods, ADR                                       57,112            4,603,227
                                                                             --------------
                                                                                 27,771,437

REAL ESTATE INVESTMENT TRUSTS 1.72%
-------------------------------------------------------------------------------------------
Mirland Development Corp., plc                               1,172,444           16,410,112*
Sistema Hals, GDR                                              100,929            1,518,981*
Sistema Hals, GDR, 144A                                        456,000            6,862,800*
                                                                             --------------
                                                                                 24,791,893

See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                       April 30, 2007

COMMON STOCKS
                                                                SHARES                VALUE

REAL ESTATE MANAGEMENT & DEVELOPMENT 2.79%
-------------------------------------------------------------------------------------------
CA Immobilien International AG                                 328,482       $    7,306,151*
Immofinanz Immobilien Anlagen AG                               566,168            9,239,872*
Open Investments                                                25,604            7,258,734*
RGI International Ltd.                                       1,378,964           16,271,775*
                                                                             --------------
                                                                                 40,076,532

STEEL 1.23%
-------------------------------------------------------------------------------------------
Oao TMK, GDR                                                   392,158           14,313,767*
Oao TMK, GDR, 144A                                              93,154            3,400,121*
                                                                             --------------
                                                                                 17,713,888

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           1,301,346,051
-------------------------------------------------------------------------------------------
  (cost $1,007,401,097)

PREFERRED STOCKS 2.52%

OIL & GAS EXPLORATION & PRODUCTION 1.70%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             13,529,631           10,925,177
Surgutneftegaz, Preferred Stock, Sponsored ADR                 174,498           13,523,595
                                                                             --------------
                                                                                 24,448,772

OIL & GAS STORAGE & TRANSPORTATION 0.82%
-------------------------------------------------------------------------------------------
Transneft, Preferred Stock                                       6,159           11,856,075

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                           36,304,847
-------------------------------------------------------------------------------------------
  (cost $40,231,285)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              1,337,650,898
-------------------------------------------------------------------------------------------
  (cost $1,047,632,382)

                                                            PRINCIPAL
REPURCHASE AGREEMENT 4.84%                                    AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/30/07, 5.12%, due 05/01/07, repurchase price
  $69,571,993, collateralized by U.S. Treasury
  securities held in a joint tri-party account (cost
  $69,562,100)                                             $69,562,100           69,562,100

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.83%                                                      1,407,212,998
-------------------------------------------------------------------------------------------
  (cost $1,117,194,482)
Other assets and liabilities, net 2.17%                                          31,197,661
                                                                             --------------

NET ASSETS 100%                                                              $1,438,410,659
                                                                             --------------

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS 79.37%                                          SHARES             VALUE

AGRICULTURAL PRODUCTS 0.86%
--------------------------------------------------------------------------------------
China Milk Products Group Ltd.                               484,000       $   344,087*

APPAREL 1.10%
--------------------------------------------------------------------------------------
China Grand Forestry Resources Group Ltd.                  3,974,000           436,893*

COMMUNICATIONS 4.42%
--------------------------------------------------------------------------------------
China Mobile Ltd.                                            113,000         1,029,952
Mobile TeleSystems, Sponsored ADR                             13,300           732,830
                                                                           -----------
                                                                             1,762,782

COMPUTER HARDWARE 1.50%
--------------------------------------------------------------------------------------
Wistron Corp.                                                401,287           599,844

CONSTRUCTION & ENGINEERING 1.03%
--------------------------------------------------------------------------------------
GS Engineering & Construction Corp.                            4,085           408,588

CONSTRUCTION MATERIALS 1.00%
--------------------------------------------------------------------------------------
China National Building Material Co., Ltd., H shares         372,000           400,409

CONSUMER ELECTRONICS 2.05%
--------------------------------------------------------------------------------------
China Water Affairs Group Ltd.                             1,520,000           816,097*

DEPARTMENT STORES 3.01%
--------------------------------------------------------------------------------------
Grupo FAMSA S.A., Class A                                    135,323           815,474*
Lojas Renner S.A.                                             27,100           382,881
                                                                           -----------
                                                                             1,198,355

DIVERSIFIED BANKS 15.39%
--------------------------------------------------------------------------------------
Bumiputra-Commerce Holdings Bhd                              131,100           413,758
Hana Financial Group, Inc.                                     7,489           394,243
Industrial and Commercial Bank of China, H shares            724,000           397,975*
Kookmin Bank, Sponsored ADR                                    6,381           573,141
OTP Bank Nyrt.                                                19,073           977,208*
Sberbank RF                                                      605         2,379,163
SinoPac Financial Holdings Co., Ltd.                         826,000           358,263
Turkiye Garanti Bankasi a.s.                                  92,065           452,060
Turkiye Vakiflar Bankasi T.A.O.                               72,357           188,780*
                                                                           -----------
                                                                             6,134,591

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE

DIVERSIFIED METALS & MINING 2.58%
--------------------------------------------------------------------------------------
Grupo Mexico SAB de C.V., Series B                           117,000       $   630,279
JSC MMC Norilsk Nickel, ADR                                    2,039           397,605
                                                                           -----------
                                                                             1,027,884

ELECTRIC UTILITIES 1.29%
--------------------------------------------------------------------------------------
China Power International Development, Ltd.                  983,000           515,212

FINANCIAL SERVICES 0.98%
--------------------------------------------------------------------------------------
African Bank Investments Ltd.                                 81,102           392,329

FOOD DISTRIBUTORS 1.60%
--------------------------------------------------------------------------------------
Central European Distribution Corp.                           21,392           636,412*

GOLD MINING 0.35%
--------------------------------------------------------------------------------------
KazakhGold Group Ltd., GDR                                     6,235           140,288*

HEALTHCARE EQUIPMENT & SERVICES 1.58%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                      77,180           630,020

HOME FURNISHINGS 1.06%
--------------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                        30,982           422,554

HOMEBUILDING 2.53%
--------------------------------------------------------------------------------------
Ansal Properties & Infrastructure Ltd.                        39,792           278,917
SARE Holding, S.A. de C.V., Class B                          437,523           731,049*
                                                                           -----------
                                                                             1,009,966

HOTELS & RESORTS 0.92%
--------------------------------------------------------------------------------------
Orascom Hotels & Development                                  44,621           367,799*

HOUSEHOLD APPLIANCES 0.49%
--------------------------------------------------------------------------------------
Olympic Group Financial Investments                           20,722           195,009

INDUSTRIAL CONGLOMERATES 1.41%
--------------------------------------------------------------------------------------
UEM World Bhd                                                473,100           561,305

INDUSTRIAL MACHINERY 1.65%
--------------------------------------------------------------------------------------
Lupatech S.A.                                                 34,900           659,445*

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE

INSURANCE 3.77%
--------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                           351,655       $   715,649
China Life Insurance Co., Ltd., H shares                     125,000           389,097
Ping An Insurance (Group) Co. of China Ltd., H shares         74,500           398,566
                                                                           -----------
                                                                             1,503,312

MULTI-SECTOR HOLDINGS 0.00%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                                     1                 2

OIL & GAS - INTEGRATED 3.99%
--------------------------------------------------------------------------------------
Oao Gazprom, Sponsored ADR                                    25,431         1,013,425
Petroleo Brasileiro S.A., ADR                                  6,472           577,432
                                                                           -----------
                                                                             1,590,857

OIL & GAS EXPLORATION & PRODUCTION 1.03%
--------------------------------------------------------------------------------------
Dragon Oil plc                                               119,075           410,706*

PACKAGED FOODS & MEATS 0.92%
--------------------------------------------------------------------------------------
Synear Food Holdings Ltd.                                    293,000           368,384

PRECIOUS METALS & MINERALS 1.27%
--------------------------------------------------------------------------------------
European Minerals Corp.                                      419,406           506,310*

RAILROADS 2.29%
--------------------------------------------------------------------------------------
All America Latina Logistica                                  78,250           912,128

REAL ESTATE INVESTMENT TRUSTS 2.23%
--------------------------------------------------------------------------------------
Mirland Development Corp., plc                                35,000           489,878*
Sistema Hals, GDR, 144A                                       26,626           400,721*
                                                                           -----------
                                                                               890,599

REAL ESTATE MANAGEMENT & DEVELOPMENT 2.22%
--------------------------------------------------------------------------------------
Dolphin Capital Investors Ltd.                               146,979           472,419*
Plaza Centers N.V.                                           109,407           412,361*
                                                                           -----------
                                                                               884,780

RETAIL 1.05%
--------------------------------------------------------------------------------------
Mr. Price Group Ltd.                                          90,781           417,225

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

COMMON STOCKS                                                 SHARES             VALUE

SEMICONDUCTORS 8.50%
--------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                  2,914       $ 1,796,988
Siliconware Precision Industries Co.                         441,757           848,627
Taiwan Semiconductor Manufacturing Co., Ltd.                  49,687           102,460
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                           60,838           641,233
                                                                           -----------
                                                                             3,389,308

STEEL 5.30%
--------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                     34,900         1,193,231
Oao TMK, GDR                                                   9,926           362,299*
Oao TMK, GDR, 144A                                             3,395           123,918*
POSCO, ADR                                                     4,126           432,157
                                                                           -----------
                                                                             2,111,605

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         31,645,085
--------------------------------------------------------------------------------------
  (cost $26,772,300)

CLOSED-END FUND 4.45%

Metage Special Emerging Markets Fund Ltd.
  (cost $1,555,745)                                           12,492         1,775,363*

EQUITY-LINKED SECURITIES 8.02%

APPLICATION SOFTWARE 3.18%
--------------------------------------------------------------------------------------
Tanla Solutions Ltd. (January 2010)                          120,000         1,266,220

CONSTRUCTION & ENGINEERING 1.08%
--------------------------------------------------------------------------------------
Larsen & Toubro Ltd. (January 2009)                           10,391           429,969

INDUSTRIAL CONGLOMERATES 0.87%
--------------------------------------------------------------------------------------
Aditya Birla Nuvo Ltd. (September 2008)                       36,988           344,677

IT CONSULTING & OTHER SERVICES 1.28%
--------------------------------------------------------------------------------------
Mastek Ltd., 144A (October 2009)                              68,794           511,534

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                  April 30, 2007

EQUITY-LINKED SECURITIES                                      SHARES             VALUE

SPECIALIZED FINANCE 1.61%
--------------------------------------------------------------------------------------
IFCI Ltd. (July 2008)                                        589,570       $   643,504*

--------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED SECURITIES                                               3,195,904
--------------------------------------------------------------------------------------
  (cost $2,895,847)

WARRANTS 0.03%

PRECIOUS METALS & MINERALS 0.03%
--------------------------------------------------------------------------------------
European Minerals Corp., Warrants (March 2011)
  (cost $0)                                                   25,813            12,325*

UNITS 0.36%

SHIPPING 0.36%
--------------------------------------------------------------------------------------
Santos-Brasil SA, Units
  (cost $138,015)                                             11,817           145,179*

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            36,773,856
--------------------------------------------------------------------------------------
  (cost $31,361,907)

                                                          PRINCIPAL
REPURCHASE AGREEMENT  4.01%                                 AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  04/30/07, 5.12%, due 05/01/07, repurchase price
  $1,600,425, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,600,197)     $1,600,197         1,600,197

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.24%                                                    38,374,053
--------------------------------------------------------------------------------------
  (cost $32,962,104)
Other assets and liabilities, net 3.76%                                      1,498,551
                                                                           -----------

NET ASSETS 100%                                                            $39,872,604
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)  April 30, 2007

LEGEND

* Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt
SPDR Standard & Poor's Depositary Receipt
+ Security or portion of security segregated as collateral for written options

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

Equity-linked securities are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market. This type of security may also be known as a participatory note or certificate.

JOINT TRI-PARTY REPURCHASE AGREEMENT

The terms of the joint tri-party repurchase agreement and the securities held as collateral at April 30, 2007 were:

Merrill Lynch repurchase agreement, 04/30/07, 5.12%, due 05/01/07:
  Total principal amount: $371,838,360; Total repurchase value: $371,891,244

    Collateral:
    $198,580,000 U.S. Treasury Note, 5.625%, 05/15/08
    $179,486,000 U.S. Treasury Note, 4.00%, 02/15/14
      (total collateral market value, including accrued interest, of
      $379,276,259)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the joint tri-party repurchase agreement. Each owns an undivided interest in the account.

  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                               HOLMES GROWTH
                                                                   FUND

Investments, at identified cost                                 $51,383,035
                                                                ===========
ASSETS
---------------------------------------------------------------------------
Investments, at value:
 Securities                                                     $58,057,379
 Repurchase agreements                                            2,635,861
Cash                                                                 76,879
Foreign currencies (Cost $7,648, $0, $91, and $855,095)               7,653
Receivables:
 Investments sold                                                 1,556,596
 Dividends                                                           36,097
 Interest                                                               375
 Capital shares sold                                                 10,269
Other assets                                                         13,186
---------------------------------------------------------------------------
TOTAL ASSETS                                                     62,394,295
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
 Investments purchased                                              888,849
 Capital shares redeemed                                            194,189
 Adviser and affiliates                                              61,233
 Accounts payable and accrued expenses                               64,823
 Due to custodian                                                        --
 Written options at value                                            52,600
 Unrealized depreciation on foreign currency exchange
  contracts - Note 1G                                                    --
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,261,694
---------------------------------------------------------------------------

NET ASSETS                                                      $61,132,601
                                                                ===========

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                                 $80,136,899
Distributions in excess of net investment income                   (162,613)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                             (28,171,852)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                9,330,167
                                                                -----------
Net assets applicable to capital shares outstanding             $61,132,601
                                                                ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               3,022,331
                                                                ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     20.23
                                                                ===========

See accompanying notes to financial statements.

                                                                                                 April 30, 2007

                                                             MEGATRENDS          EASTERN        GLOBAL EMERGING
                                                                FUND          EUROPEAN FUND       MARKETS FUND

Investments, at identified cost                              $13,187,945      $1,117,194,482      $  32,962,104
                                                             ===========      ==============      =============
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value:
 Securities                                                  $15,817,974      $1,337,650,898      $  36,773,856
 Repurchase agreements                                                --          69,562,100          1,600,197
Cash                                                                  --               4,620            434,580
Foreign currencies (Cost $7,648, $0, $91, and $855,095)               --                  95            853,351
Receivables:
 Investments sold                                                626,974          35,921,984          1,966,950
 Dividends                                                        15,586           9,200,341            104,275
 Interest                                                             --               9,893                228
 Capital shares sold                                              13,331           3,967,904            282,673
Other assets                                                       7,643              84,908              2,057
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  16,481,508       1,456,402,743         42,018,167
---------------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables:
 Investments purchased                                           606,732          10,067,956          1,749,966
 Capital shares redeemed                                           1,323           4,991,764            286,151
 Adviser and affiliates                                           16,949           1,669,576             47,681
 Accounts payable and accrued expenses                            42,382           1,232,685             60,036
 Due to custodian                                                 19,264                  --                 --
 Written options at value                                             --                  --                 --
 Unrealized depreciation on foreign currency exchange                 --              30,103              1,729
  contracts - Note 1G
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                686,650          17,992,084          2,145,563
---------------------------------------------------------------------------------------------------------------

NET ASSETS                                                   $15,794,858      $1,438,410,659      $  39,872,604
                                                             ===========      ==============      =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $12,775,953      $1,026,420,765      $  31,189,714
Distributions in excess of net investment income                 (57,882)         (5,312,544)          (232,496)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                              446,765         126,682,443          3,512,977
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies             2,630,022         290,619,995          5,402,409
                                                             -----------      --------------      -------------
Net assets applicable to capital shares outstanding          $15,794,858      $1,438,410,659      $  39,872,604
                                                             ===========      ==============      =============
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                            1,454,981          29,820,299          2,551,383
                                                             ===========      ==============      =============

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                 $     10.86      $        48.24      $       15.63
                                                             ===========      ==============      =============

  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                               HOLMES GROWTH
                                                                   FUND

NET INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------------
 Dividends                                                      $  294,853
 Foreign taxes withheld on dividends                               (25,308)
                                                                ----------
  Net dividends                                                    269,545
 Interest and other                                                100,276
                                                                ----------
  TOTAL INCOME                                                     369,821

EXPENSES:
--------------------------------------------------------------------------
 Management fees                                                   304,974
 Transfer agent fees and expenses                                   56,128
 Accounting service fees and expenses                               24,341
 Professional fees                                                  31,223
 Distribution plan expenses                                         45,306
 Custodian fees                                                     24,227
 Shareholder reporting expenses                                     13,673
 Registration fees                                                   9,887
 Trustees' fees and expenses                                        10,981
 Miscellaneous expenses                                             12,862
                                                                ----------
  Total expenses before reductions                                 533,602
 Expenses offset - Note 1J                                          (1,168)
 Expenses reimbursed - Note 2                                           --
                                                                ----------
  NET EXPENSES                                                     532,434

--------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (162,613)
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                     2,274,108
  Foreign currency transactions                                      2,059
                                                                ----------
  NET REALIZED GAIN                                              2,276,167
                                                                ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                    3,885,948
  Written options                                                   20,009
  Other assets and liabilities denominated in foreign
   currencies                                                           (8)
                                                                ----------
  NET UNREALIZED APPRECIATION                                    3,905,949
                                                                ----------
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  6,182,116
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $6,019,503
                                                                ==========

See accompanying notes to financial statements.

                                                                          For the Six Months Ended April 30, 2007


                                                             MEGATRENDS          EASTERN          GLOBAL EMERGING
                                                                FUND          EUROPEAN FUND         MARKETS FUND

NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------------------------------------------
 Dividends                                                    $133,384         $  9,336,781          $  188,148
 Foreign taxes withheld on dividends                            (3,544)          (1,268,542)            (19,208)
                                                              --------         ------------          ----------
  Net dividends                                                129,840            8,068,239             168,940
 Interest and other                                              8,945            1,033,004              37,139
                                                              --------         ------------          ----------
  TOTAL INCOME                                                 138,785            9,101,243             206,079

EXPENSES:
----------------------------------------------------------------------------------------------------------------
 Management fees                                                79,538            8,785,201             239,616
 Transfer agent fees and expenses                               16,652            1,039,156              37,126
 Accounting service fees and expenses                           12,994              313,765              26,032
 Professional fees                                              28,066               77,496              30,083
 Distribution plan expenses                                     19,885            1,741,391              43,571
 Custodian fees                                                  7,448            1,859,903              65,667
 Shareholder reporting expenses                                  4,908              151,407               6,905
 Registration fees                                               8,660               59,111              11,454
 Trustees' fees and expenses                                    10,981               10,981              10,981
 Miscellaneous expenses                                          7,559               68,369               3,961
                                                              --------         ------------          ----------
  Total expenses before reductions                             196,691           14,106,780             475,396
 Expenses offset - Note 1J                                         (24)             (42,434)                 --
 Expenses reimbursed - Note 2                                       --                   --             (95,362)
                                                              --------         ------------          ----------
  NET EXPENSES                                                 196,667           14,064,346             380,034

----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                            (57,882)          (4,963,103)           (173,955)
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                   446,895          130,841,995           3,561,290
  Foreign currency transactions                                    (30)          (1,533,343)            (20,378)
                                                              --------         ------------          ----------
  NET REALIZED GAIN                                            446,865          129,308,652           3,540,912
                                                              --------         ------------          ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                  506,196          129,392,158           2,997,502
  Written options                                                   --                   --                  --
  Other assets and liabilities denominated in foreign
   currencies                                                       (6)             469,601              (9,101)
                                                              --------         ------------          ----------
  NET UNREALIZED APPRECIATION                                  506,190          129,861,759           2,988,401
                                                              --------         ------------          ----------
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                953,055          259,170,411           6,529,313
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $895,173         $254,207,308          $6,355,358
                                                              ========         ============          ==========

  STATEMENTS OF CHANGES IN NET ASSETS


                                                              HOLMES GROWTH FUND
                                                    ---------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                     APRIL 30, 2007        OCTOBER 31, 2006
                                                      (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment income (loss)                      $  (162,613)           $  (456,346)
    Net realized gain                                   2,276,167              6,913,792
    Net unrealized appreciation                         3,905,949                481,223
                                                      -----------            -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS                                      6,019,503              6,938,669

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                                 --                     --
    From net capital gains                                     --                     --
                                                      -----------            -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    --                     --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                           3,212,533              6,282,675
    Distributions reinvested                                   --                     --
    Proceeds from short-term trading fees                       7                    594
                                                      -----------            -----------
                                                        3,212,540              6,283,269
    Cost of shares redeemed                            (9,909,306)           (16,477,307)
                                                      -----------            -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                     (6,696,766)           (10,194,038)

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (677,263)            (3,255,369)
-------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                    61,809,864             65,065,233

-------------------------------------------------------------------------------------------
END OF PERIOD                                         $61,132,601            $61,809,864
-------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of period                               $  (162,613)           $        --
                                                      ===========            ===========
CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                           169,385                343,761
    Shares reinvested                                          --                     --
    Shares redeemed                                      (517,903)              (902,944)
                                                      -----------            -----------
        NET SHARE ACTIVITY                               (348,518)              (559,183)
                                                      ===========            ===========

See accompanying notes to financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            EASTERN
                                                               MEGATRENDS FUND                           EUROPEAN FUND
                                                    ------------------------------------     -------------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED        YEAR ENDED
                                                     APRIL 30, 2007     OCTOBER 31, 2006      APRIL 30, 2007      OCTOBER 31, 2006
                                                      (UNAUDITED)                              (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      $   (57,882)        $  (149,011)        $   (4,963,103)      $    9,726,958
    Net realized gain                                     446,865           1,410,595            129,308,652          190,848,462
    Net unrealized appreciation                           506,190             274,633            129,861,759           37,242,012
                                                      -----------         -----------         --------------       --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS                                        895,173           1,536,217            254,207,308          237,817,432

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                 --                  --            (25,188,053)                  --
    From net capital gains                             (1,261,684)           (429,445)          (170,169,454)         (93,797,942)
                                                      -----------         -----------         --------------       --------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (1,261,684)           (429,445)          (195,357,507)         (93,797,942)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                             577,869           4,354,033            184,930,419          983,046,388
    Distributions reinvested                            1,206,946             415,833            190,987,756           90,801,146
    Proceeds from short-term trading fees                      94                 359                579,447            4,671,697
                                                      -----------         -----------         --------------       --------------
                                                        1,784,909           4,770,225            376,497,622        1,078,519,231
    Cost of shares redeemed                            (2,700,412)         (3,075,670)          (344,085,848)        (779,244,251)
                                                      -----------         -----------         --------------       --------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                       (915,503)          1,694,555             32,411,774          299,274,980

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (1,282,014)          2,801,327             91,261,575          443,294,470
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                    17,076,872          14,275,545          1,347,149,084          903,854,614

---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                         $15,794,858         $17,076,872         $1,438,410,659       $1,347,149,084
---------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of period                               $   (57,882)        $        --         $   (5,312,544)      $   24,838,612
                                                      ===========         ===========         ==============       ==============
CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                            55,104             403,644              3,964,781           21,951,428
    Shares reinvested                                     116,164              38,467              4,284,158            2,304,597
    Shares redeemed                                      (258,295)           (286,045)            (7,509,596)         (18,570,521)
                                                      -----------         -----------         --------------       --------------
        NET SHARE ACTIVITY                                (87,027)            156,066                739,343            5,685,504
                                                      ===========         ===========         ==============       ==============

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                GLOBAL EMERGING
                                                                  MARKETS FUND
                                                   ------------------------------------------
                                                   SIX MONTHS ENDED           YEAR ENDED
                                                    APRIL 30, 2007         OCTOBER 31, 2006
                                                     (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------
    Net investment income (loss)                     $  (173,955)             $    35,483
    Net realized gain                                  3,540,912                2,393,757
    Net unrealized appreciation                        2,988,401                2,328,117
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS                                     6,355,358                4,757,357

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
    From net investment income                                --                  (75,824)
    From net capital gains                            (2,463,937)                (407,555)
                                                     -----------              -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (2,463,937)                (483,379)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------
    Proceeds from shares sold                         12,038,498               31,216,664
    Distributions reinvested                           2,307,884                  434,499
    Proceeds from short-term trading fees                 34,164                  135,146
                                                     -----------              -----------
                                                      14,380,546               31,786,309
    Cost of shares redeemed                           (7,428,201)             (23,188,350)
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS                             6,952,345                8,597,959

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                            10,843,766               12,871,937
---------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                   29,028,838               16,156,901

---------------------------------------------------------------------------------------------
END OF PERIOD                                        $39,872,604              $29,028,838
---------------------------------------------------------------------------------------------

Distributions in excess of net investment income,
 end of period                                       $  (232,496)             $   (58,541)
                                                     ===========              ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
    Shares sold                                          811,751                2,353,391
    Shares reinvested                                    161,843                   36,482
    Shares redeemed                                     (506,824)              (1,822,222)
                                                     -----------              -----------
        NET SHARE ACTIVITY                               466,770                  567,651
                                                     ===========              ===========

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Holmes Growth and MegaTrends Funds are diversified; the Eastern European and Global Emerging Markets Funds are non-diversified.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

 As of April 30, 2007, portfolio securities valued at $757,800 were held in escrow by the custodian as cover for call options written for the Holmes Growth Fund.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 Transactions in written call options during the six months ended April 30, 2007, were as follows:

                                                      HOLMES GROWTH FUND
                                                     --------------------
                                                     NUMBER OF   PREMIUMS
                                                     CONTRACTS   RECEIVED

  Options outstanding at October 31, 2006                --      $    --
  Options written                                       260       72,609
  Options expired                                        --           --
  Options exercised                                      --           --
                                                        ---      -------
  Options outstanding at April 30, 2007                 260      $72,609
                                                        ===      =======

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACT
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 Open forward foreign currency contracts at April 30, 2007, were:

                                 FOREIGN     IN EXCHANGE    SETTLEMENT                 UNREALIZED      UNREALIZED
  FUND     CONTRACT              CURRENCY      FOR USD         DATE        VALUE      APPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------------------------------

  Eastern European Fund
           SALES:
           Turkish Lira         124,179,466  $88,051,059     08/01/07   $88,081,162       $--           $(30,103)

  Global Emerging Markets Fund
           SALES:
           South African Rand     1,380,608      195,415     05/03/07       196,083        --               (668)
           South African Rand       394,029       55,863     05/07/07        55,940        --                (77)
           Turkish Lira             793,692      561,986     08/01/07       562,970        --               (984)
                                             -----------               ------------       ---           --------
                                             $   813,264                $   814,993       $--           $ (1,729)

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds generally pay income dividends and distribute capital gains, if any, annually.

 J. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the Holmes Growth and MegaTrends Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 M. NEW ACCOUNTING PRONOUNCEMENTS
 In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006, and will be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

 In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2007, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each Fund pays a management fee at an annual rate of 1.00% for the Holmes Growth Fund and MegaTrends Fund, 1.25% for the Eastern European Fund, and 1.375% for the Global Emerging Markets Fund based on their average net assets. Fees are accrued daily and paid monthly.

 The Adviser had contractually limited total operating expenses of the Global Emerging Markets Fund to not exceed 2.00% of average net assets on an annualized basis through February 28, 2007. The contract was amended on February 28,

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 2007, to not exceed 2.50% of average net assets on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

 For the following Funds, the Adviser has contracted with and compensates subadvisers to serve in the execution of the Adviser's investment responsibilities:

       MegaTrends Fund                      Leeb Capital Management, Inc.
       Eastern European Fund                Charlemagne Capital (IOM) Limited
       Global Emerging Markets Fund         Charlemagne Capital (IOM) Limited

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Effective April 01, 2007, this agreement was amended between the Adviser and USSI to lower the account fee and incorporate transaction- and activity-based fees. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining to the Funds during six months ended April 30, 2007, in the amounts of $19,656 and $14,042, respectively. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds.

 Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the Fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $27,037, $0, and $101,312 for the Holmes Growth, MegaTrends, Eastern European, and Global Emerging Markets Funds, respectively, as of April 30, 2007. The Funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

 During the six months ended April 30, 2007, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, and USSI were paid $33,887 for mailing services provided to the Funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the Board, plus $2,000 for each quarterly meeting attended, plus special

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the six months ended April 30, 2007, are summarized as follows:

          FUND                               PURCHASES        SALES
 ----------------------------------------------------------------------
 Holmes Growth                              $ 31,327,035   $ 36,107,958
 MegaTrends                                    6,366,301      8,444,219
 Eastern European                            386,615,099    634,505,785
 Global Emerging Markets                      25,465,443     22,377,349

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 Fair valued securities, as a percentage of net assets at April 30, 2007, were 1.91% of Eastern European and 8.02% of Global Emerging Markets.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of securities owned at April 30, 2007, and the tax basis components of net unrealized appreciation:

                                                   GROSS          GROSS       NET UNREALIZED
                                AGGREGATE        UNREALIZED     UNREALIZED    APPRECIATION/
          FUND                   TAX COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
 -------------------------------------------------------------------------------------------
 Holmes Growth                $   51,383,035   $ 10,077,905   $   (767,700)    $  9,310,205
 MegaTrends                       13,187,945      2,677,284        (47,255)       2,630,029
 Eastern European              1,117,194,482    319,020,610    (29,002,094)     290,018,516
 Global Emerging Markets          32,962,104      6,437,664     (1,025,715)       5,411,949

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

 As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                         ORDINARY        LONG-TERM      APPRECIATION/
          FUND                            INCOME       CAPITAL GAINS    (DEPRECIATION)
 -------------------------------------------------------------------------------------
 Holmes Growth                         $         --     $        --      $  5,389,695
 MegaTrends                                  85,395       1,176,189         2,123,832
 Eastern European                       124,453,337      70,913,158       157,773,598
 Global Emerging Markets                  1,165,174       1,298,237         2,328,058

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for Holmes Growth, Eastern European and Global Emerging Markets Funds are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment companies (PFIC).

 The tax character of distributions paid during the six months ended April 30, 2007, were as follows:

                                         ORDINARY        LONG-TERM
          FUND                            INCOME       CAPITAL GAINS        TOTAL
 -------------------------------------------------------------------------------------
 Holmes Growth                         $         --     $        --      $         --
 MegaTrends                                  85,614       1,176,070         1,261,684
 Eastern European                       124,453,568      70,903,939       193,357,507
 Global Emerging Markets                  1,164,374       1,299,563         2,463,937

 The tax character of distributions paid during the fiscal year ended October 31, 2006, were as follows:

                                         ORDINARY        LONG-TERM
          FUND                            INCOME       CAPITAL GAINS        TOTAL
 -------------------------------------------------------------------------------------
 Holmes Growth                         $         --     $        --      $         --
 MegaTrends                                      --         429,445           429,445
 Eastern European                        61,462,673      32,335,269        93,797,942
 Global Emerging Markets                    483,379              --           483,379

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. At October 31, 2006, MegaTrends, Eastern European and Global Emerging Markets Funds had no capital loss carryforwards. Holmes Growth Fund had capital loss carryforwards of $29,373,433 and $1,040,063 expiring fiscal year 2009 and fiscal year 2010, respectively, for a total of $30,413,496.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                  April 30, 2007

NOTE 5: CREDIT ARRANGEMENTS

 Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the six months ended April 30, 2007.

NOTE 6: SHARES OF BENEFICIAL INTEREST

 At April 30, 2007, a retirement plan of the subadviser for the MegaTrends Fund held 5.26% of the outstanding shares of that Fund.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                YEAR ENDED OCTOBER 31,
                                    2007       -----------------------------------------------
                                 (UNAUDITED)    2006      2005     2004**     2003      2002
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 18.34      $16.56   $ 14.38   $ 13.55   $ 11.59   $ 12.92
----------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                 (.05)       (.14)     (.18)     (.19)     (.14)     (.15)
  Net realized and unrealized
   gain (loss)                        1.94        1.92      2.36      1.01      2.10     (1.18)
                                   -------     -------   -------   -------   -------   -------
  Total from investment
   activities                         1.89        1.78      2.18       .82      1.96     (1.33)
                                   -------     -------   -------   -------   -------   -------
Distributions                           --          --        --        --        --        --

Short-Term Trading Fees*                --(a)       --(a)     --(a)    .01        --(a)     --(a)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 20.23     $ 18.34   $ 16.56   $ 14.38   $ 13.55   $ 11.59
----------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                           10.31%      10.75%    15.16%     6.13%    16.91%   (10.29)%
Ratios to Average Net
 Assets (c):
  Net investment loss                 (.53)%      (.69)%    (.98)%   (1.15)%   (1.12)%   (1.09)%
  Expenses (d)                        1.75%       1.74%     1.83%     1.82%     1.78%     1.78%
Portfolio Turnover Rate                 55%        290%      268%      192%      545%      383%

NET ASSETS, END OF PERIOD (IN
 THOUSANDS)                        $61,133     $61,810   $65,065   $67,074   $82,417   $79,230

*Based on average monthly shares outstanding

**Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                   SIX MONTHS
                                      ENDED
                                    APRIL 30,                YEAR ENDED OCTOBER 31,
                                      2007       -----------------------------------------------
                                   (UNAUDITED)    2006      2005      2004      2003      2002
     Ratios to Average Net
       Assets (c):
     Expenses offset                    --(e)    (0.01)%      --(e)     --(e)     --(e)    --(e)

(e)  Effect on the expense ratios was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                YEAR ENDED OCTOBER 31,
                                    2007       -----------------------------------------------
                                 (UNAUDITED)    2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 11.07     $ 10.30   $  9.20   $  8.25   $  6.62   $  9.20
----------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                 (.04)       (.10)     (.14)     (.17)     (.18)     (.14)
  Net realized and unrealized
   gain (loss)                         .67        1.18      1.24      1.24      1.85     (1.69)
                                   -------     -------   -------   -------   -------   -------
  Total from investment
   activities                          .63        1.08      1.10      1.07      1.67     (1.83)
                                   -------     -------   -------   -------   -------   -------
Distributions
  From net investment income            --          --        --      (.12)     (.04)       --
  From net realized gains             (.84)       (.31)       --        --        --      (.75)
                                   -------     -------   -------   -------   -------   -------
  Total distributions                 (.84)       (.31)       --      (.12)     (.04)     (.75)
                                   -------     -------   -------   -------   -------   -------
Short-Term Trading Fees* (a)            --          --        --        --        --        --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 10.86     $ 11.07   $ 10.30   $  9.20   $  8.25   $  6.62
----------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                            6.03%      10.53%    11.96%    13.01%    25.38%   (22.15)%
Ratios to Average Net
 Assets (c):
  Net investment loss                 (.73)%      (.89)%   (1.37)%   (1.77)%   (2.12)%   (1.83)%
  Expenses (d)                        2.47%       2.55%     2.83%     2.83%     3.07%     2.70%
Portfolio Turnover Rate                 40%         75%       54%       64%       96%       87%

NET ASSETS, END OF PERIOD (IN
 THOUSANDS)                        $15,795     $17,077   $14,276   $13,239   $12,377   $10,888

*Based on average monthly shares outstanding

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                   SIX MONTHS
                                      ENDED
                                    APRIL 30,                YEAR ENDED OCTOBER 31,
                                      2007       -----------------------------------------------
                                   (UNAUDITED)    2006      2005      2004      2003      2002
     Ratios to Average Net
       Assets (c):
     Expenses offset (e)                --          --        --        --        --        --

(e)  Effect on the expense ratios was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                 SIX MONTHS
                                    ENDED
                                  APRIL 30,                  YEAR ENDED OCTOBER 31,
                                    2007       ---------------------------------------------------
                                 (UNAUDITED)      2006        2005       2004      2003      2002
NET ASSET VALUE, BEGINNING OF
 PERIOD                          $    46.32    $    38.63   $  28.41   $  19.44   $ 12.73   $ 9.22
--------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)         (.15)          .38       (.10)*     (.03)      .07     (.31)
  Net realized and unrealized
   gain                                8.88         10.82      11.44*      9.92      6.57     3.44
                                 ----------    ----------   --------   --------   -------   ------
  Total from investment
   activities                          8.73         11.20      11.34       9.89      6.64     3.13
                                 ----------    ----------   --------   --------   -------   ------
Distributions
  From net investment income           (.88)           --       (.27)      (.06)       --       --
  From net realized gains             (5.95)        (3.66)      (.95)     (1.06)       --       --
                                 ----------    ----------   --------   --------   -------   ------
  Total distributions                 (6.83)        (3.66)     (1.22)     (1.12)       --       --
                                 ----------    ----------   --------   --------   -------   ------
Short-Term Trading Fees*                .02           .15        .10        .20       .07      .38
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $    48.24    $    46.32   $  38.63   $  28.41   $ 19.44   $12.73
--------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (a)                            20.11%        31.03%     41.43%     54.12%    52.71%   38.07%
  Ratios to Average Net
   Assets (b):
  Net investment income (loss)         (.71)%         .71%      (.31)%     (.23)%     .81%   (2.77)%
  Expenses (c)                         2.01%         1.95%      2.00%      2.08%     2.90%    4.64%
Portfolio Turnover Rate                  28%           68%        95%        89%      109%     214%

NET ASSETS, END OF PERIOD (IN
 THOUSANDS)                      $1,438,411    $1,347,149   $903,855   $279,545   $50,948   $8,696

*Based on average monthly shares outstanding

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                   SIX MONTHS
                                      ENDED
                                    APRIL 30,                YEAR ENDED OCTOBER 31,
                                      2007       -----------------------------------------------
                                   (UNAUDITED)    2006      2005      2004      2003      2002
     Ratios to Average Net
       Assets (b):
     Expenses offset                 (0.01)%     (0.01)%   (0.01)%      --(d)     --(d)   (0.01)%
     Expenses rebated by
       subadviser                      n/a       (0.01)%   (0.02)%   (0.05)%     n/a        n/a

(d)  Effect on the expense ratios was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                  SIX MONTHS
                                     ENDED
                                   APRIL 30,    YEAR ENDED    PERIOD ENDED
                                     2007       OCTOBER 31,   OCTOBER 31,
                                  (UNAUDITED)      2006         2005 (a)
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $ 13.93       $ 10.65       $ 10.00
--------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)         (.06)          .02           .06
  Net realized and unrealized
   gain                                2.88          3.50           .56
                                    -------       -------       -------
  Total from investment
   activities                          2.82          3.52           .62
                                    -------       -------       -------
Distributions
  From net investment income             --          (.05)           --
  From net realized gains             (1.13)         (.26)           --
                                    -------       -------       -------
  Total distributions                 (1.13)         (.31)           --
                                    -------       -------       -------
Short-Term Trading Fees*                .01           .07           .03
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $ 15.63       $ 13.93       $ 10.65
--------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                            21.10%        34.16%         6.50%
Ratios to Average Net
 Assets (c):
  Net investment income (loss)        (1.00)%         .13%         1.08%
  Total expenses                       2.73%         3.07%         4.16%
  Expenses reimbursed (d)              (.55)%       (1.05)%       (2.16)%
  Net expenses (e)                     2.18%         2.02%         2.00%
Portfolio Turnover Rate                  68%          136%           93%

NET ASSETS, END OF PERIOD (IN
 THOUSANDS)                         $39,873       $29,029       $16,157

*Based on average monthly shares outstanding

(a)  From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed from the Adviser reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                    SIX MONTHS
                                       ENDED
                                     APRIL 30,    YEAR ENDED    PERIOD ENDED
                                       2007       OCTOBER 31,   OCTOBER 31,
                                    (UNAUDITED)      2006         2005 (a)
     Ratios to Average Net
       Assets (c):
     Expenses offset                    n/a           n/a           n/a
     Expenses rebated by
       subadviser                       n/a         (0.02)%          --(f)

(f)  Effect on the expense ratios was not greater than 0.005%.

See accompanying notes to financial statements.

  ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form
485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS
(1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

70

ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Required only in annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred in the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Required only in annual report on Form N-CSR.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)), and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS



By:   /s/ Frank E. Holmes
      __________________________________
      Frank E. Holmes
      President, Chief Executive Officer

Date: June 29, 2007




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:   /s/ Frank E. Holmes
      __________________________________
      Frank E. Holmes
      President, Chief Executive Officer

Date: June 29, 2007




By:   /s/  Catherine A. Rademacher
      __________________________________
      Catherine A. Rademacher
      Treasurer

Date: June 29, 2007